                        SEMIANNUAL REPORT
                        APRIL 30, 2002

PRUDENTIAL
GLOBAL GROWTH FUND

                        FUND TYPE
                        Global stock

                        OBJECTIVE
                        Long-term growth of capital

                        This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

                        The views expressed in this report and
                        information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Financial is a service mark of The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.

                                          (LOGO)

Prudential World Fund, Inc.  Prudential Global Growth Fund

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential Global Growth Fund's (the Fund) investment objective is long-term growth of capital. The Fund invests primarily in U.S. and foreign stocks, seeking to provide long-term growth of capital. We study cultural, social, and demographic forces looking for growth industries. We try to buy strong companies in these industries when their earnings growth potential has not been fully priced by local stock markets. Because it invests globally, the Fund is subject to the special risks associated with foreign investments, including currency, political and social risks, and potential illiquidity. There can be no assurance that the Fund will achieve its investment objective.

Geographic Concentration
Expressed as a percentage of
net assets as of 4/30/02
50.4% United States
22.5  Continental Europe
10.0  United Kingdom
 5.8  Japan
 3.4  Pacific Basin (ex-Japan)
 7.9 Cash & Equivalents

Ten Largest Holdings
Expressed as a percentage of
net assets as of 4/30/02
4.3% Citigroup, Inc.
     Diversified Financials

3.5  USA Interactive, Inc.
     Media

2.8  Omnicom Group, Inc.
     Media

2.3  Wyeth
     Pharmaceuticals

2.2  Smith International, Inc.
     Energy Equipment & Services

2.1  TotalFinaElf SA
     Oil & Gas

2.1  ING Groep NV
     Diversified Financials

2.0  Pfizer Inc.
     Pharmaceuticals

2.0  BHP Billiton Ltd.
     Metals & Mining

2.0  Target Corp.
     Multi-Line Retail

Holdings are subject to change.

         www.prudential.com  (800) 225-1852

Semiannual Report  April 30, 2002

Cumulative Total Returns1                     As of 4/30/02

                            Six     One     Five     Ten      Since
                           Months   Year    Years   Years   Inception2
Class A                     2.78%  -20.04%  18.68%  132.51%   120.95%
Class B                     2.32   -20.59   14.65   116.96    466.56
Class C                     2.22   -20.59   14.48     N/A      47.93
Class Z                     2.75   -19.84   20.12     N/A      38.89
Lipper Global Funds Avg.3   5.57   -11.91   29.57   124.29      ***
MSCI World Index4           3.29   -13.85   21.56   126.02     ****

Average Annual Total Returns1                 As of 3/31/02
                                     One     Five     Ten      Since
                                     Year   Years    Years   Inception2
Class A                             -7.28%  5.00%    9.48%      7.17%
Class B                             -7.91   4.28     8.74      10.51
Class C                             -7.84   4.25      N/A       5.97
Class Z                             -7.09   5.24      N/A       6.45

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments LLC and Lipper
Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge
(CDSC) of 5%, 4%, 3%, 2%, 1%, and 1%
respectively for the first six years.
Approximately seven years after purchase, Class
B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase. Class Z shares are not subject to a sales charge or distribution and service
(12b-1) fees. The cumulative and average annual total returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.
2 Inception dates: Class A, 1/22/90; Class B,
5/15/84; Class C, 8/1/94; and Class Z, 3/1/96.
3 The Lipper Average is unmanaged, and is based on the average return for all funds in each share class for the six-month, one-year, five-year, ten-year, and since inception periods in the Lipper Global Funds category. Funds in the Lipper Global Funds Average invest at least 25% of their portfolios in securities traded outside the United States and may own U.S.
securities as well. 4 The Morgan Stanley
Capital International (MSCI) World Index is an unmanaged, weighted index of performance of approximately 1,500 securities listed on stock exchanges of Australia, Canada, Europe, the Far
East, and the United States.

Investors cannot invest directly in an index.

The returns for the Lipper Average and MSCI
World Index would be lower if they included the effect of sales charges or taxes.

*** Lipper Since Inception returns are 160.04% for Class A, 743.35% for Class B, 79.77% for
Class C, and 49.70% for Class Z.

**** MSCI World Index Since Inception returns are 116.66% for Class A, 653.18% for Class B,
71.62% for Class C, and 39.51% for Class Z.

(LOGO)               June 14, 2002

DEAR SHAREHOLDER,
The most significant factors driving the equity markets over the six months ended April 30, 2002 were global in scope. At the beginning of the period, stock prices were rising because quick intervention by the central banks of the European Monetary Union, the United Kingdom, and the United States convinced many investors that a recovery of the global economy was imminent. This confidence was volatile, though, and the major market indexes fluctuated through the period--up in November 2001, sharply down in January 2002, then up again in February 2002. What was missing was the prospect of a broad rise in profitability, while investor confidence in U.S.
stocks was eroded by a few large bankruptcies and signs of lax corporate oversight.

Nonetheless, there was renewed activity in some industries, and investors showed signs of impatience for better times. Whether the news was good or bad, the market response tended to be swift.

The Prudential Global Growth Fund had a
moderate positive return over this semiannual period, slightly below the MSCI World Index. On the following pages, the Fund's investment adviser reports on its performance.

Sincerely,

David R. Odenath, Jr., President
Prudential World Fund, Inc./Prudential Global Growth Fund

Prudential World Fund, Inc.  Prudential Global Growth Fund

Semiannual Report  April 30, 2002

INVESTMENT ADVISER'S REPORT

OVERVIEW--A RECOVERY BEGINS
The good news is that we have a positive return to report after deeply negative world markets last year. The global economy appears to have begun to recover, and corporate profits appear to have bottomed also. However, these positive trends--particularly a profit recovery--were not well established by the end of this reporting period. Moreover, the aftermath of several corporate bankruptcies, financial difficulties, and revelations of previously undisclosed corporate obligations eroded the confidence of many investors. Even the stocks of some well-managed firms suffered from investor skepticism
(unjustly, in our opinion) because of the complexity of their financial structures.

Strong positive contributors to the Fund's return were widely dispersed, but primarily resulted from its focus on consumer cyclicals-- stocks that rise when consumers are spending freely, as they were throughout the recent economic downturn. In particular, holdings in the broadcasting, retailing, apparel, and oil field service industries were significant contributors to the Fund's return. A substantial gain on USA Interactive (formerly USA Networks, see Comments on Largest Holdings) was the largest single contributor.

Although the volatile markets recorded some very steep share-price declines, no single Fund holding had a substantial negative impact on return. Performance was held back, however, by the Fund's growth orientation during a period when investors lacked conviction, and particularly by its exposure to cable/satellite television services and wireless telecommunication services. To some extent, these holdings, whose businesses required large initial capital investments, were hurt in the post-Enron environment by investors' aversion to their high levels of indebtedness.

ENRON-RELATED WORRIES
In every recession and in every bear market,
some firms that were over-extended in the prior
upswing end up failing. Knowing this, investors
pay close attention to signs of potential
stress during economic downturns.
                                             3

Prudential World Fund, Inc.  Prudential Global Growth Fund

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings  As of 4/30/02
-----------------------------------------------------------
4.3% Citigroup, Inc./Diversified Financials
     Citigroup is the leading financial services company in the United States. The firm is widely diversified, and its individual components--the product of long series of mergers and acquisitions--have been well integrated. It is among a small number of dominant global investment banks.

3.5  USA Interactive, Inc./Media
     USA Interactive owns all or most of the Home
     Shopping Network, Ticketmaster, Expedia, and the CitySearch online guides, as well as other
     Internet-based businesses. We expect strong growth in online commerce, specifically in travel, ticketing, and shopping. The shares are inexpensive on a price-to-cash-flow basis for what we feel could be double-digit cash flow growth. In May 2002, after the end of the Fund's reporting period, it sold its mature cable properties to Vivendi Universal at a very attractive price.

2.8  Omnicom Group, Inc./Media
     Omnicom is the world's third largest
     advertising conglomerate, operating three global agency networks: BBDO Worldwide, DDB
     Worldwide, and TBWA Worldwide. We think
     it has the best management team in the
     industry. We expect recovery in the advertising market to begin soon.

2.3  Wyeth/Pharmaceuticals
     Wyeth is a research-driven drug and healthcare company whose drug products include the estrogen replacement drug Premarin, anti-infectives, vaccines, and treatments for cardiovascular and neurological conditions. Its consumer health products include Advil,
     Centrum, Robitussin, and Chap Stick. It has strong pipelines with relatively few patent expenses, and is trading at a reasonable price for its forecast earnings.

2.2  Smith International, Inc./Energy Equipment & Services
     Smith International is a major oil field services company whose products include drill bits, drilling fluids, and pipes. It should benefit from the strong cash flow of the large oil companies.

     Holdings are subject to change.

      www.prudential.com  (800) 225-1852

Semiannual Report  April 30, 2002

We do so through the firms' financial
disclosures filed with the Securities and Exchange Commission (SEC) and audited by reliable accounting firms. We also listen to industry sources and to statements by company managements. What has shaken the financial markets about the Enron case is not that the company filed for bankruptcy, but that these normally trustworthy procedures didn't work.
Enron appears to have filed highly misleading financial statements with the SEC after having them certified as accurate by one of the largest accounting firms in the United States.

The reaction of the financial markets to this development for a major corporation has been severe. Investors have shied away from just about all companies with complicated business or capital structures, high levels of debt, or hard-to-understand financial statements.

This market environment affected the Fund's positions in Vodafone Group (United Kingdom),
AOL Time Warner, and Comcast (both United
States)--wireless and cable service companies-- which were the largest detractors from the Fund's return. Cablevision (United States) also was a detractor, but we sold it after the end of the Fund's reporting period. AOL's management is addressing its operating problems, but the others that we still hold are already in strong positions for rapid profit growth when long-awaited new technologies are introduced.

The post-Enron atmosphere also hurt some of the Fund's holdings in other industries that had complicated businesses or financial structures, including Tyco International (United States), which we sold early in 2002; GE (United
States); and IBM (United States), which we sold after the end of the reporting period.

INVESTORS FLOCKED TO STRENGTH
While the global economic downturn was
concentrated in the manufacturing sector,
consumer spending remained high in Europe and
the United States, and consumer confidence
increased in the emerging market countries of
the Pacific, such as South Korea and Thailand.
As a result, the Fund's
                                    5

Prudential World Fund, Inc.  Prudential Global Growth Fund

Semiannual Report  April 30, 2002

positive return was primarily driven by
consumer-related stocks. The largest single contribution came from USA Interactive, which owns all or most of the Home Shopping Network;
Hotels.com; Ticketmaster; and Expedia. Its online travel subsidiaries were very strong. In
May 2002, after the end of the Fund's reporting period, it sold its mature cable properties to Vivendi Universal at a very attractive price.

Retail stocks, notably the department store chain Target (United States), and the companies in the supply chains of retail stores were the foundation of the Fund's return over this period. In addition to the generally high level of consumer spending, Target benefited from additional sales because Kmart's inability to acquire inventory due to its bankruptcy sent its customers to other stores. Coach (United
States), a luxury goods manufacturer, improved its growth by redefining itself as a fashionable brand name. It extended this cachet into Japan.

Li & Fung is a Hong Kong-based supply chain manager for specialty retailers. It is the intermediary between inexpensive manufacturers
(primarily located in China) and retailers such as Kohl's (a major customer). Its stock rose in anticipation of economic recovery in the United
States and Europe, and the expected increase in earnings that would result. We sold our Li & Fung position late in the period, taking our profits.

ENERGY SUPPLIES LOOKED UNCERTAIN
The Fund's energy-related stocks, primarily the oil field service company Smith International
(see Comments on Largest Holdings) benefited from uncertainty about the supply of oil from the Middle East. As investors foresaw the need to develop new reserves in other parts of the world, stocks of the predominant U.S.-based global oil field servicers--Schlumberger and BJ
Services as well as Smith--began to rise. During the period, we bought shares in the Italian natural gas distribution company Snam Rete Gas and sold them at a profit. We also had a gain on France's largest integrated oil company, TotalFinaElf, which is generating greater productivity gains than expected from the merger of Total Fina with Elf Acquitaine in 2000.

        www.prudential.com  (800) 225-1852

OPTIMISM FAVORED INDUSTRIAL CYCLICALS
Some investors anticipated an economic recovery by focusing on companies that supply services or materials to others, industrial cyclicals, and financials. These businesses become more profitable when the pace of economic activity picks up. The Fund benefited from its positions in BHP Billiton, an Australian mining stock;
Taiwan Semiconductor Manufacturing, a component supplier for electronic goods; Exel PLC, a U.K.
company that specializes in freight (logistics);
and Deutsche Boerse, the German stock exchange.

IBM, Xansa (United Kingdom), and Oracle Systems
(United States) were poor performers. They all derive some or all of their income from technological and software consulting. Although we expected that most of their potential customers would delay upgrading their systems after the recent recession eroded their profits, we've been surprised by the persistent weakness of the software and information technology (IT) businesses, despite the clear beginning of an economic rebound. We refocused our technology exposure away from companies that are dependent upon large corporate projects.

LOOKING AHEAD
Investors continue to be jittery about the pace of the economic recovery and the delayed revival of profitability, driving steep price declines in response to the slightest disappointment or bad news. We believe that the nervousness is unjustified, and that it is just a matter of time before corporate profits and capital spending pick up. We will look for companies with above-average growth rates and hold them until market sentiment turns.

Prudential Global Growth Fund Management Team

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Portfolio of Investments as of April 30, 2002 (Unaudited)

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  92.1%
Common Stocks  90.6%
-------------------------------------------------------------------------------------
Australia  2.0%
  1,654,431   BHP Billiton Ltd.                                   $      9,593,906
-------------------------------------------------------------------------------------
Finland  1.3%
    391,860   Nokia Oyj                                                  6,341,554
-------------------------------------------------------------------------------------
France  5.2%
    248,247   Air France                                                 4,482,705
    206,200   Credit Agricole SA                                         4,358,882
    211,800   Thomson Multimedia(a)                                      5,792,193
     64,913   TotalFinaElf SA, Ser. B                                    9,838,210
                                                                  ----------------
                                                                        24,471,990
-------------------------------------------------------------------------------------
Germany  2.8%
    185,790   Deutsche Boerse AG                                         8,270,042
     20,400   Muenchener Rueckversicherungs-Gesellschaft AG              5,055,185
                                                                  ----------------
                                                                        13,325,227
-------------------------------------------------------------------------------------
Hong Kong  1.4%
  8,303,700   China Merchants Holdings                                   6,388,158
-------------------------------------------------------------------------------------
Italy  5.0%
    812,700   Banca Monte dei Paschi di Siena SpA                        2,658,247
    637,222   Bulgari SpA(b)                                             4,955,186
    483,963   Riunione Adriatica di Sicurta SpA(b)                       6,279,615
    735,300   Telecom Italia SpA(b)                                      5,850,375
     74,975   Tod's SpA(b)                                               3,715,674
                                                                  ----------------
                                                                        23,459,097
-------------------------------------------------------------------------------------
Japan  5.8%
    693,000   Mitsubishi Corp.(b)                                        5,197,498
     54,900   Nintendo Co., Ltd.                                         7,696,258
  1,059,000   Nissan Motor Co., Ltd.(b)                                  8,148,688
    284,100   Sega Corp.(a)(b)                                           6,372,334
                                                                  ----------------
                                                                        27,414,778

    8                                      See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Portfolio of Investments as of April 30, 2002 (Unaudited) Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Netherlands  2.5%
     43,100   Heineken NV                                         $      1,941,805
    370,900   ING Groep NV                                               9,792,259
                                                                  ----------------
                                                                        11,734,064
-------------------------------------------------------------------------------------
Spain  2.2%
    149,441   Banco Popular Espanol SA                                   6,128,229
    388,824   Telefonica SA                                              4,162,248
                                                                  ----------------
                                                                        10,290,477
-------------------------------------------------------------------------------------
Switzerland  2.0%
      6,152   Serono SA(a)                                               4,708,592
    155,800   STMicroelectronics NV                                      4,843,340
                                                                  ----------------
                                                                         9,551,932
-------------------------------------------------------------------------------------
United Kingdom  10.0%
    681,400   ARM Holdings PLC(a)                                        2,194,538
    728,620   Brambles Industries, Ltd.                                  3,610,178
    350,500   Bunzl PLC                                                  2,748,014
    722,799   Exel PLC                                                   9,269,341
    728,620   GKN PLC                                                    3,408,433
    299,000   Royal Bank of Scotland Group PLC                           8,575,213
  1,475,400   Signet Group PLC                                           2,515,616
  1,303,500   Tesco PLC                                                  4,995,920
  5,130,176   Vodafone Group PLC                                         8,279,892
    684,362   Xansa PLC                                                  1,645,578
                                                                  ----------------
                                                                        47,242,723
-------------------------------------------------------------------------------------
United States  50.4%
     97,300   Alcan Inc.                                                 3,564,099
     83,100   Alcoa Inc.                                                 2,827,893
    253,900   America Movil SA de CV, Ser. L (ADR)(b)                    4,735,235
     35,800   American International Group, Inc.                         2,474,496
     86,400   Amgen, Inc.(a)                                             4,568,832
    302,000   AOL Time Warner Inc.(a)                                    5,744,040
     94,700   Bed Bath & Beyond, Inc.(a)                                 3,519,999
     91,700   BJ Services Co.(a)                                         3,369,058

    See Notes to Financial Statements                                      9

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Portfolio of Investments as of April 30, 2002 (Unaudited) Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
     69,500   BJ's Wholesale Club, Inc.(a)                        $      3,101,785
    108,600   Boise Cascade Corp.                                        3,678,282
     40,000   Broadcom Corp., Class A(a)(b)                              1,380,000
     81,400   Cablevision Systems Corp., Class A                         1,912,900
    140,300   Charter One Financial, Inc.                                4,963,814
    263,100   Cisco Systems, Inc.(a)                                     3,854,415
    472,933   Citigroup, Inc.                                           20,477,999
     91,300   Coach, Inc.(a)                                             5,112,800
    236,900   Comcast Corp.(a)                                           6,337,075
     51,900   Everest Re Group, Ltd.                                     3,524,010
    134,900   General Electric Co.                                       4,256,095
     75,800   Goldman Sachs Group, Inc.                                  5,969,250
    123,500   Home Depot, Inc.                                           5,726,695
     77,700   International Business Machines Corp.                      6,508,152
     74,800   Intersil Corp.(a)                                          2,008,380
     72,700   Johnson & Johnson                                          4,642,622
     73,200   Maxim Integrated Products, Inc.(a)                         3,645,360
    116,400   MedImmune, Inc.(a)                                         3,887,760
     71,900   Microsoft Corp.(a)                                         3,757,494
    149,500   Omnicom Group, Inc.                                       13,042,380
    377,200   Oracle Corp.(a)                                            3,787,088
    114,100   PepsiCo, Inc.                                              5,921,790
    264,200   Pfizer Inc.                                                9,603,670
    167,200   Pharmacia Corp.                                            6,893,656
     86,800   Schlumberger Ltd.                                          4,752,300
    148,300   Smith International, Inc.(a)                              10,388,415
    213,700   Target Corp.                                               9,328,005
    196,300   Telefonos de Mexico SA de CV, Ser. L (ADR)                 7,427,992
    169,900   Texas Instruments Inc.                                     5,255,007
    551,800   USA Interactive, Inc.(a)(b)                               16,504,338
     37,500   Viacom, Inc., Class B(a)                                   1,766,250
     92,900   Wal-Mart Stores, Inc.                                      5,189,394
     37,200   Whole Foods Market, Inc.(a)                                1,739,472
    188,700   Wyeth                                                     10,755,900
                                                                  ----------------
                                                                       237,904,197
                                                                  ----------------
              Total common stocks (cost $389,140,933)                  427,718,103
                                                                  ----------------

    10                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Portfolio of Investments as of April 30, 2002 (Unaudited) Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
PREFERRED STOCK  1.5%
-------------------------------------------------------------------------------------
Germany  1.5%
     15,742   Porsche AG
               (cost $6,676,411)                                  $      7,028,631
                                                                  ----------------
              Total long-term investments (cost $395,817,344)          434,746,734
                                                                  ----------------

SHORT-TERM INVESTMENTS  12.8%
Principal
Amount
(000)
-----------------------------------------------------------------------------------------
Commercial Paper  8.2%
$     4,900   American Electric Power Co., Inc.(c)
              2.23%, 5/28/02                                              4,891,805
     10,000   AON Corp.(c)
              1.98%, 5/14/12                                              9,992,850
      5,053   Carolina Power & Light Co.(c)
              2.40%, 5/10/12                                              5,049,968
      6,142   Edison Asset Security(c)
              1.87%, 5/16/02                                              6,137,214
      5,000   General Mills, Inc.(c)
              2.16%, 5/6/02                                               4,998,500
      4,750   Reed Elsevier, Inc.(c)
              2.02%, 5/1/02                                               4,750,000
      3,100   Wyeth(c)
              1.99%, 5/13/02                                              3,097,944
                                                                   ----------------
              Total commercial paper (cost $38,918,281)                  38,918,281
                                                                   ----------------
-------------------------------------------------------------------------------------
Other Corporate Obligations  0.8%
      3,600   Societe Generale
               Zero Coupon, 5/1/02
               (cost $3,600,000)                                          3,600,000

    See Notes to Financial Statements                                     11

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Portfolio of Investments as of April 30, 2002 (Unaudited) Cont'd.

Principal
Amount
(000)         Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
U.S. Government Securities  1.7%
              United States Treasury Bills,
$     2,500   1.65%, 6/6/02                                        $      2,495,675
         40   1.66%, 6/6/02                                                  39,931
      1,800   1.75%, 6/6/02                                               1,796,970
      3,800   1.78%, 7/5/02                                               3,788,245
                                                                   ----------------
              Total U.S. government securities
               (cost $8,120,679)                                          8,120,821
                                                                   ----------------
-------------------------------------------------------------------------------------
Mutual Fund  2.1%
      9,893   Prudential Core Investment Fund - Taxable Money
               Market Series, 2.04%, 4/30/02 (cost $9,892,801)            9,892,801
                                                                   ----------------
              Total short-term investments (cost $60,531,761)            60,531,903
                                                                   ----------------
              Total Investments  104.9% (cost $456,349,105)             495,278,637
              Liabilities in excess of other assets  (4.9%)             (23,031,612)
                                                                   ----------------
              Net Assets  100%                                     $    472,247,025
                                                                   ----------------
                                                                   ----------------

------------------------------
(a) Non-income producing security.
(b) Portion of securities on loan, see Note 4.
(c) Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
The following abbreviations are used in portfolio descriptions:
ADR--American Depositary Receipt.
AG--Aktiengesellschaft (German Stock Company).
NV--Naamloze Vennootschap (Dutch Corporation).
Oyj--Osakehtio (Finnish Corporation).
PLC--Public Limited Company (British Corporation).
SA--Sociedad Anonime (Spanish Corporation) or Societe Anonyme (French Corporation).
SpA--Societe per Azione (Italian Corporation).
    12                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Portfolio of Investments as of April 30, 2002 (Unaudited) Cont'd.

The industry classification of portfolio holdings and other assets (net) shown as a percentage of net assets as of April 30, 2002 was as follows:

Cash & Other Equivalents                                             11.1%
Media                                                                 9.6
Diversified Financials                                                9.4
Pharmaceuticals                                                       6.8
Banks                                                                 5.6
Household Durables                                                    4.2
Semiconductor Equipment & Products                                    4.1
Energy Equipment & Services                                           3.9
Diversified Telecommunication Services                                3.7
Insurance                                                             3.7
Multiline Retail                                                      3.7
Metals & Mining                                                       3.4
Automobiles                                                           3.2
Textiles & Apparel                                                    2.9
Biotechnology                                                         2.8
Wireless Telecommunication Services                                   2.8
Speciality Retail                                                     2.5
Communications Equipment                                              2.2
Industrial Conglomerates                                              2.2
Oil & Gas                                                             2.1
Air Freight & Couriers                                                2.0
Beverages                                                             1.7
U.S. Government Securities                                            1.7
Software                                                              1.6
Computers & Peripherals                                               1.4
Food & Drug Retailing                                                 1.4
Paper & Forest Products                                               1.4
Trading Companies & Distributors                                      1.1
Airlines                                                              0.9
Commercial Services & Supplies                                        0.8
Auto Components                                                       0.7
IT Consulting & Services                                              0.3
                                                                    -----
                                                                    104.9
Liabilities in excess of other assets                                (4.9)
                                                                    -----
                                                                    100.0%
                                                                    -----
                                                                    -----
    See Notes to Financial Statements                                     13

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Statement of Assets and Liabilities (Unaudited)

                                                                   April 30, 2002
----------------------------------------------------------------------------------------
ASSETS
Investments, at value including collateral for securities on
   loan of $42,518,465 (cost $456,349,105)                          $495,278,637
Foreign currency, at value (cost $18,821,326)                         19,223,491
Receivable for investments sold                                        2,118,888
Receivable for Series shares sold                                      1,726,105
Dividends and interest receivable                                        653,116
Foreign tax reclaim receivable                                           141,984
Receivable for securities lending income                                  22,048
Other assets                                                              11,234
                                                                  ----------------
      Total assets                                                   519,175,503
                                                                  ----------------
LIABILITIES
Payable to custodian                                                      27,027
Payable to broker for collateral for securities on loan               42,518,465
Payable for Series shares reacquired                                   2,811,771
Unrealized depreciation on swaps                                         592,235
Accrued expenses                                                         409,683
Management fee payable                                                   301,958
Distribution fee payable                                                 155,810
Withholding taxes payable                                                 64,475
Securities lending rebate payable                                         33,893
Payable to securities lending agent                                       13,161
                                                                  ----------------
      Total liabilities                                               46,928,478
                                                                  ----------------
NET ASSETS                                                          $472,247,025
                                                                  ----------------
                                                                  ----------------
Net assets were comprised of:
   Common stock, at par                                             $    385,129
   Paid-in capital in excess of par                                  558,554,167
                                                                  ----------------
                                                                     558,939,296
   Net investment loss                                                (1,491,439)
   Accumulated net realized loss on investments and
      foreign currency transactions                                 (123,947,799)
   Net unrealized appreciation on investments and foreign
      currencies                                                      38,746,967
                                                                  ----------------
Net assets, April 30, 2002                                          $472,247,025
                                                                  ----------------
                                                                  ----------------

    14                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                   April 30, 2002
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($298,606,536
      / 23,758,428 shares of common stock issued and
      outstanding)                                                        $12.57
   Maximum sales charge (5% of offering price)                               .66
                                                                  ----------------
   Maximum offering price to public                                       $13.23
                                                                  ----------------
                                                                  ----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($114,477,229 / 9,962,341 shares of common stock
      issued and outstanding)                                             $11.49
                                                                  ----------------
                                                                  ----------------
Class C:
   Net asset value and redemption price per share ($15,870,501
      / 1,380,991 shares of common stock issued and
      outstanding)                                                        $11.49
   Sales charge (1% of offering price)                                       .12
                                                                  ----------------
   Offering price to public                                               $11.61
                                                                  ----------------
                                                                  ----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($43,292,759 / 3,411,160 shares of common stock
      issued and outstanding)                                             $12.69
                                                                  ----------------
                                                                  ----------------

    See Notes to Financial Statements                                     15

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Statement of Operations (Unaudited)

                                                                     Six Months
                                                                       Ended
                                                                   April 30, 2002
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Dividends (net of foreign withholding taxes of $135,316)        $    2,048,374
   Interest                                                               267,108
   Income from securities lending (net)                                   218,961
                                                                  ----------------
      Total income                                                      2,534,443
                                                                  ----------------
Expenses
   Management fee                                                       1,890,708
   Distribution fee--Class A                                              394,496
   Distribution fee--Class B                                              522,032
   Distribution fee--Class C                                               83,330
   Transfer agent's fees and expenses                                     691,000
   Custodian's fees and expenses                                          179,000
   Reports to shareholders                                                161,000
   Registration fees                                                       36,000
   Legal fees and expenses                                                 20,000
   Audit fees                                                              18,000
   Directors' fees and expenses                                             5,000
   Miscellaneous                                                            8,843
                                                                  ----------------
      Total operating expenses                                          4,009,409
                                                                  ----------------
   Loan interest expense (Note 2)                                           1,397
                                                                  ----------------
      Total expenses                                                    4,010,806
                                                                  ----------------
Net investment loss                                                    (1,476,363)
                                                                  ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investments                                                        (30,038,925)
   Swaps                                                                2,764,780
   Foreign currency transactions                                       (1,245,764)
                                                                  ----------------
                                                                      (28,519,909)
                                                                  ----------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                         44,833,844
   Swaps                                                                 (303,741)
   Foreign currency transactions                                          458,531
                                                                  ----------------
                                                                       44,988,634
                                                                  ----------------
Net gain on investments and foreign currencies                         16,468,725
                                                                  ----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $   14,992,362
                                                                  ----------------
                                                                  ----------------

    16                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Statement of Changes in Net Assets (Unaudited)

                                                    Six Months            Year
                                                      Ended              Ended
                                                  April 30, 2002    October 31, 2001
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment loss                            $   (1,476,363)    $     (869,668)
   Net realized loss on investments and foreign
      currency transactions                          (28,519,909)       (86,936,446)
   Net change in unrealized appreciation
      (depreciation) on investments and foreign
      currencies                                      44,988,634       (144,415,225)
                                                  --------------    ----------------
   Net increase (decrease) in net assets
      resulting from operations                       14,992,362       (232,221,339)
                                                  --------------    ----------------
Distributions from net realized captial gains
(Note 1)
      Class A                                                 --        (59,503,575)
      Class B                                                 --        (47,086,145)
      Class C                                                 --         (3,321,312)
      Class Z                                                 --        (10,653,081)
                                                  --------------    ----------------
                                                              --       (120,564,113)
                                                  --------------    ----------------
Series share transactions (net of share
   conversions) (Note 7)
   Proceeds from shares sold/converted(a)         $   63,733,404     $  266,971,242
   Net asset value of shares issued in
      reinvestment of distributions                           --        115,786,937
   Cost of shares reacquired/converted              (100,024,720)      (314,047,127)
                                                  --------------    ----------------
Net increase (decrease) in net assets from
   Series share transactions                         (36,291,316)        68,711,052
                                                  --------------    ----------------
Total increase (decrease)                            (21,298,954)      (284,074,400)
NET ASSETS
Beginning of period                                  493,545,979        777,620,379
                                                  --------------    ----------------
End of period                                     $  472,247,025     $  493,545,979
                                                  --------------    ----------------
                                                  --------------    ----------------

------------------------------
(a) For the year ended October 31, 2001, includes $51,126,220 for shares issued in connection with the acquisition of Prudential Global Genesis Fund, Inc.
    See Notes to Financial Statements                                     17

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements (Unaudited)

      Prudential World Fund, Inc. is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company and currently consists of three series: Prudential Global Growth Fund (the 'Series'), Prudential International Value Fund and Jennison International Growth Fund. The financial statements of the other series are not presented herein. The Series commenced investment operations in May, 1984. The investment objective of the Series is to seek long-term capital growth, with income as a secondary objective, by investing in a diversified portfolio of securities consisting of marketable securities of U.S. and non-U.S. issuers.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements.

      Securities Valuation:    Securities traded on an exchange (whether
domestic or foreign) and NASDAQ National Market System securities are valued at the last sales price on such exchange system on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the manager or subadvisor.

      Short-term securities which mature in more than 60 days are valued based upon current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

      All securities are valued as of 4:15 p.m., New York time.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Series' policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series may be delayed or limited.

      Foreign Currency Translation:    The books and records of the Series are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
    18

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      (i) market value of investment securities, other assets and liabilities--at the closing daily rates of exchange;

      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the year, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at year end. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the year. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Series' books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities (other than investments) at year end exchange rates are reflected as a component of net unrealized appreciation on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Forward Currency Contracts:    A forward currency contract is a commitment
to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Series enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
                                                                          19

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      Swaps:    A swap is an agreement between two parties to exchange a series of cash flows at specified intervals. Based on a notional amount, each party pays an interest rate or the change in the value of a security. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Series' basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Series may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (loss), other than distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Series expects to pay dividends of net
investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Securities Lending:    The Series may lend its portfolio securities to
qualified institutions. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to
    20

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

the Series securities identical to the loaned securities. The Series may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Series receives compensation, net of any rebate, for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Series also continues to receive interest and dividends on the securities loaned and recognizes any gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Note 2. Agreements
The Fund has a management agreement for the Series with Prudential Investments LLC ('PI'). Pursuant to a subadvisory agreement between PI and Jennison Associates LLC ('Jennison'), Jennison furnishes investment advisory services in connection with the management of the Series. Under the subadvisory agreement, Jennison, subject to the supervision of PI, is responsible for managing the assets of the Series in accordance with its investment objective and policies. PI pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Series bears all other costs and expenses.

      The management fee paid to PI is computed daily and payable monthly, at an annual rate of .75% of the Series' average daily net assets.

      The Series has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, B, C and Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series' Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for the Class Z shares of the Series.

      Pursuant to the Class A Plan, the Series compensates PIMS with respect to Class A shares, for distribution-related activities at an annual rate of up to ..25 of 1% of the average daily net assets of the Class A shares. Pursuant to the Class B and C Plans, the Series compensates PIMS for distribution-related activities at the annual rate of .75 of 1% of the average daily net assets of Class B shares up to the level of average daily net assets as of February 26, 1986, plus 1% of the average daily net assets in excess of such level of the Class B shares, and 1% of average daily net assets of Class C shares. Payments made pursuant to the Plans were .25 of 1%, .88 of 1% and 1% of the average daily net assets of Class A, B and C shares, respectively, for the six months ended April 30, 2002.
                                                                          21

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      PIMS has advised the Series that for the six months ended April 30, 2002, it received approximately $35,500 and $1,900 in front-end sales charges resulting from sales of Class A and Class C shares, respectively. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Series that during the six months ended April 30, 2002, it received approximately $85,700 and $1,100 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

      PI, PIMS, and Jennison are indirect, wholly owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Series, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the six months ended April 30, 2002, the amounts of the commitment were as follows: $930 million from November 1, 2001 through December 31, 2001 and $500 million from January 1, 2002 through May 2, 2002. On May 3, 2002, the Funds renewed and amended the SCA, which effectively increased the banks' commitment to $800 million and allows the Funds to increase the commitment to $1 billion if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May 2, 2003. The Series utilized the line of credit during the six months ended April 30, 2002. The average daily balance the Series had outstanding during the period was approximately $2,607,500 at a weighted average interest rate of approximately 2.83%.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent and during the six months ended April 30, 2002, the Series incurred fees of approximately $538,000 for the services of PMFS. As of April 30, 2002, approximately $88,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      Prudential Securities Incorporated ('PSI'), an indirect, wholly owned subsidiary of Prudential, is the securities lending agent for the Series. For the six months ended April 30, 2002, PSI has been compensated approximately $73,000 for these services of which approximately $13,000 is payable at period-end.
    22

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      Effective November 1, 2001, the Fund paid networking fees to PSI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national mutual fund clearing system. The total amount paid to PSI during the period was approximately $42,000 and is included in transfer agent's fees and expenses in the statement of operations.

      The Series invests in the Taxable Money Market Series (the 'Fund'), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Fund is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the six months ended April 30, 2002, the Series earned income of $125,600 from the Fund by investing its excess cash, of which approximately $4,300 is receivable at April 30, 2002.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 2002 were $156,001,462 and $181,297,903, respectively.

      As of April 30, 2002, the Series had securities on loan with an aggregate market value of $40,925,362. The Fund received $42,518,465 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Series' securities lending procedures.

      The Series entered into an equity price return swap agreement with Merrill Lynch International. The Series receives the change in the market value of shares of Taiwan Semiconductor, including dividends and the Series pays 3 month LIBOR plus 0.75% based on the value of shares of Taiwan Semiconductor on the date the contract was entered into. The realized gain/loss on the swap is recognized on a quarterly basis on the valuation dates noted in the swap agreement. In addition, the Series will pay a fee at termination of the swap equal to the number of shares of Taiwan Semiconductor times the market price on termination date times 0.0075. The details of the swap agreement are as follows:

              Termination              Current        Current
Open Date        Date       Shares      Value          Basis      Depreciation
---------     -----------  --------    --------     ----------    ------------
  3/6/02        3/6/03    2,981,000   $7,513,470    $8,105,705    $ (592,235)

Note 5. Distributions and Tax Information
For federal income tax purposes, the Fund had a capital loss carryforward at April 30, 2002 of approximately $94,920,900 expiring in 2009. Accordingly, no capital gains
                                                                          23

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

distributions are expected to be paid to shareholders until net gains have been realized in excess of such amount.

      The United States federal income tax basis of the Fund's investments and the net unrealized depreciation as of April 30, 2002 were as follows:

                                                      Total Net
  Tax Basis                                           Unrealized
of Investments     Appreciation     Depreciation     Appreciation
--------------     ------------     ------------     ------------
$  457,310,912     $ 68,804,815     $(30,837,090)    $ 37,967,725

      The differences between book and tax basis are primarily attributable to deferred losses on wash sales.

Note 6. Capital
The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 500 million authorized shares of $.01 par value common stock, divided equally into four classes, designated Class A, Class B, Class C and Class Z common stock.

      Transactions in shares of common stock were as follows:

Class A                                                      Shares          Amount
--------------------------------------------------------  ------------    -------------
Six months ended April 30, 2002:
Shares sold                                                  2,488,029    $  32,333,381
Shares issued in reinvestment of distributions                      --               --
Shares reacquired                                           (4,590,120)     (60,072,160)
                                                          ------------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                (2,102,091)     (27,738,779)
Shares issued upon conversion from Class B                     945,400       12,436,562
                                                          ------------    -------------
Net decrease in shares outstanding                          (1,156,691)   $ (15,302,217)
                                                          ------------    -------------
                                                          ------------    -------------

    24

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Class A                                                      Shares          Amount
--------------------------------------------------------  ------------    -------------
Year ended October 31, 2001:
Shares sold                                                  8,793,776    $ 140,774,150
Shares issued in connection with the acquisition of
  Prudential Global Genesis Fund, Inc. (Note 7)              2,093,690       32,213,007
Shares issued in reinvestment of distributions               3,557,376       56,668,993
Shares reacquired                                          (12,618,945)    (199,277,767)
                                                          ------------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 1,825,897       30,378,383
Shares issued upon conversion from Class B                   4,500,649       68,939,101
                                                          ------------    -------------
Net increase in shares outstanding                           6,326,546    $  99,317,484
                                                          ------------    -------------
                                                          ------------    -------------
Class B
--------------------------------------------------------
Six months ended April 30, 2002:
Shares sold                                                    586,530    $   7,047,029
Shares issued in reinvestment of distributions                      --               --
Shares reacquired                                           (1,189,729)     (14,471,038)
                                                          ------------    -------------
Net increase (decrese) in shares outstanding before
  conversion                                                  (603,199)      (7,424,009)
Shares reacquired upon conversion into Class A              (1,032,524)     (12,436,562)
                                                          ------------    -------------
Net decrease in shares outstanding                          (1,635,723)   $ (19,860,571)
                                                          ------------    -------------
                                                          ------------    -------------
Year ended October 31, 2001:
Shares sold                                                  2,248,060    $  33,416,068
Shares issued in connection with the acquisition of
  Prudential Global Genesis Fund, Inc. (Note 7)              1,213,853       17,195,929
Shares issued in reinvestment of distributions               3,072,451       45,195,761
Shares reacquired                                           (4,468,939)     (64,456,300)
                                                          ------------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 2,065,425       31,351,458
Shares reacquired upon conversion into Class A              (4,884,791)     (68,939,101)
                                                          ------------    -------------
Net decrease in shares outstanding                          (2,819,366)   $ (37,587,643)
                                                          ------------    -------------
                                                          ------------    -------------
Class C
--------------------------------------------------------
Six months ended April 30, 2002:
Shares sold                                                    290,740    $   3,438,764
Shares issued in reinvestment of distributions                      --               --
Shares reacquired                                             (333,702)      (4,004,505)
                                                          ------------    -------------
Net decrease in shares outstanding                             (42,962)   $    (565,741)
                                                          ------------    -------------
                                                          ------------    -------------
Year ended October 31, 2001:
Shares sold                                                    972,551    $  14,093,644
Shares issued in connection with the acquisition of
  Prudential Global Genesis Fund, Inc. (Note 7)                 86,707        1,228,211
Shares issued in reinvestment of distributions                 223,342        3,283,128
Shares reacquired                                             (927,762)     (13,707,076)
                                                          ------------    -------------
Net increase in shares outstanding                             354,838    $   4,897,907
                                                          ------------    -------------
                                                          ------------    -------------

                                                                          25

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Class Z
--------------------------------------------------------
Six months ended April 30, 2002:
Shares sold                                                    644,797    $   8,477,668
Shares issued in reinvestment of distributions                      --               --
Shares reacquired                                             (678,674)      (9,040,455)
                                                          ------------    -------------
Net decrease in shares outstanding                             (33,877)   $    (562,787)
                                                          ------------    -------------
                                                          ------------    -------------
Year ended October 31, 2001:
Shares sold                                                  1,818,547    $  27,561,160
Shares issued in connection with the acquisition of
  Prudential Global Genesis Fund, Inc. (Note 7)                 31,533          489,073
Shares issued in reinvestment of distributions                 663,696       10,639,055
Shares reacquired                                           (2,374,929)     (36,605,984)
                                                          ------------    -------------
Net increase in shares outstanding                             138,847    $   2,083,304
                                                          ------------    -------------
                                                          ------------    -------------

Note 7. Acquisition of Prudential Global Genesis Fund, Inc.
On May 30, 2001, the Series acquired all the net assets of Prudential Global Genesis Fund, Inc., pursuant to a plan of reorganization approved by Prudential Global Genesis Fund, Inc.'s shareholders on May 22, 2001.

      The acquisition was accomplished by a tax-free exchange of the following shares:
                     Prudential Global
                    Genesis Fund, Inc.      Series Shares
                      Shares Redeemed           Issued            Value
                    -------------------     --------------     -----------
Class A                   2,594,354            2,093,690       $32,213,007
Class B                   1,556,898            1,213,853        17,195,929
Class C                     111,211               86,707         1,228,211
Class Z                      38,571               31,533           489,073

      Prudential Global Genesis Fund, Inc.'s net assets at that date $51,126,220 including $3,031,782 of unrealized depreciation, were combined with those of the Series. The aggregate net assets of the Series and Prudential Global Genesis Fund, Inc., immediately before the merger were $613,107,091 and $51,126,220, respectively.
    26

                                                        SEMIANNUAL REPORT
                                                        APRIL 30, 2002
            PRUDENTIAL
            GLOBAL GROWTH FUND, INC.
-------------------------------------------------------------------------------
                                                        FINANCIAL HIGHLIGHTS

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Financial Highlights (Unaudited)

                                                                      Class A
                                                                -------------------
                                                                 Six Months Ended
                                                                 April 30, 2002(a)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $   12.23
                                                                    ----------
Income from investment operations
Net investment income (loss)                                              (.03)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                           .37
                                                                    ----------
      Total from investment operations                                     .34
                                                                    ----------
Less distributions
Distributions in excess of net investment income                            --
Distributions from net realized capital gains                               --
                                                                    ----------
      Total distributions                                                   --
                                                                    ----------
Net asset value, end of period                                       $   12.57
                                                                    ----------
                                                                    ----------
TOTAL RETURN(b):                                                          2.78%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $ 298,607
Average net assets (000)                                             $ 318,212
Ratios to average net assets(c):
   Operating expenses, including distribution and service
      (12b-1 fees)                                                        1.44%(d)
   Operating expenses, excluding distribution and service
      (12b-1 fees)                                                        1.19%(d)
   Net investment income (loss)                                           (.44)%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                  34%

------------------------------
(a) Based on average shares outstanding.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) For the fiscal period ended April 30, 2002, the distributor of the Series has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average net assets of the Class A shares.
(d) Annualized.
    28                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                 Class A
----------------------------------------------------------------------------------------------------------
                                          Year Ended October 31,
----------------------------------------------------------------------------------------------------------
    2001(a)              2000(a)              1999(a)              1998(a)                1997
----------------------------------------------------------------------------------------------------------
    $  21.35             $  21.19             $  16.16             $  17.27             $  16.62
----------------     ----------------     ----------------     ----------------     ----------------
         .01                 (.09)                (.05)                (.02)                (.01)
       (5.83)                2.25                 5.82                  .82                 1.96
----------------     ----------------     ----------------     ----------------     ----------------
       (5.82)                2.16                 5.77                  .80                 1.95
----------------     ----------------     ----------------     ----------------     ----------------
          --                 (.19)                (.14)                (.11)                (.05)
       (3.30)               (1.81)                (.60)               (1.80)               (1.25)
----------------     ----------------     ----------------     ----------------     ----------------
       (3.30)               (2.00)                (.74)               (1.91)               (1.30)
----------------     ----------------     ----------------     ----------------     ----------------
    $  12.23             $  21.35             $  21.19             $  16.16             $  17.27
----------------     ----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------     ----------------
      (30.87)%               9.80%               36.83%                5.71%               12.42%
    $304,777             $396,870             $339,620             $251,018             $258,080
    $353,879             $415,035             $298,009             $260,774             $265,380
        1.37%                1.27%                1.32%                1.38%                1.39%
        1.12%                1.02%                1.07%                1.13%                1.14%
         .06%                (.38)%               (.27)%               (.14)%                .01%
          72%                  82%                  59%                  61%                  64%

    See Notes to Financial Statements                                     29

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class B
                                                                -------------------
                                                                 Six Months Ended
                                                                 April 30, 2002(a)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $   11.23
                                                                    ----------
Income from investment operations
Net investment loss                                                       (.06)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                           .32
                                                                    ----------
      Total from investment operations                                     .26
                                                                    ----------
Less distributions
Distributions in excess of net investment income                            --
Distributions from net realized capital gains                               --
                                                                    ----------
      Total distributions                                                   --
                                                                    ----------
Net asset value, end of period                                       $   11.49
                                                                    ----------
                                                                    ----------
TOTAL RETURN(b):                                                          2.32%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $ 114,477
Average net assets (000)                                             $ 128,058
Ratios to average net assets:
   Operating expenses, including distribution and service
      (12b-1 fees)                                                        2.02%(c)
   Operating expenses, excluding distribution and service
      (12b-1 fees)                                                        1.19%(c)
   Net investment income loss                                            (1.02)%(c)

------------------------------
(a) Based on average shares outstanding.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
    30                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                 Class B
----------------------------------------------------------------------------------------------------------
                                          Year Ended October 31,
----------------------------------------------------------------------------------------------------------
    2001(a)              2000(a)              1999(a)              1998(a)                1997
----------------------------------------------------------------------------------------------------------
    $  20.00             $  19.98             $  15.26             $  16.42             $  15.96
----------------     ----------------     ----------------     ----------------     ----------------
        (.08)                (.24)                (.17)                (.13)                (.12)
       (5.39)                2.12                 5.51                  .78                 1.88
----------------     ----------------     ----------------     ----------------     ----------------
       (5.47)                1.88                 5.34                  .65                 1.76
----------------     ----------------     ----------------     ----------------     ----------------
          --                 (.05)                (.02)                (.01)                (.05)
       (3.30)               (1.81)                (.60)               (1.80)               (1.25)
----------------     ----------------     ----------------     ----------------     ----------------
       (3.30)               (1.86)                (.62)               (1.81)               (1.30)
----------------     ----------------     ----------------     ----------------     ----------------
    $  11.23             $  20.00             $  19.98             $  15.26             $  16.42
----------------     ----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------     ----------------
      (31.27)%               8.94%               36.00%                4.95%               11.70%
    $130,201             $288,418             $310,458             $274,248             $335,007
    $195,461             $355,100             $297,322             $312,569             $350,518
        2.00%                1.96%                1.99%                2.06%                2.07%
        1.12%                1.02%                1.07%                1.13%                1.14%
        (.58)%              (1.07)%               (.96)%               (.82)%               (.68)%

    See Notes to Financial Statements                                     31

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class C
                                                                -------------------
                                                                 Six Months Ended
                                                                 April 30, 2002(a)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $ 11.24
                                                                     --------
Income from investment operations
Net investment income loss                                               (.07)
Net realized and unrealized gain (loss) on investment and
  foreign currency transactions                                           .32
                                                                     --------
      Total from investment operations                                    .25
                                                                     --------
Less distributions
Distributions in excess of net investment income                           --
Distributions from net realized capital gains                              --
                                                                     --------
      Total distributions                                                  --
                                                                     --------
Net asset value, end of period                                        $ 11.49
                                                                     --------
                                                                     --------
TOTAL RETURN(b):                                                         2.22%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $15,870
Average net assets (000)                                              $16,804
Ratios to average net assets:
   Operating expenses, including distribution and service
      (12b-1 fees)                                                       2.19%(d)
   Operating expenses, excluding distribution and service
      (12b-1 fees)                                                       1.19%(d)
   Net investment income (loss)                                         (1.19)%(d)

------------------------------
(a) Based on average shares outstanding.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Distribution in excess of net investment income was $.001.
(d) Annualized.
    32                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                 Class C
----------------------------------------------------------------------------------------------------------
                                          Year Ended October 31,
----------------------------------------------------------------------------------------------------------
    2001(a)              2000(a)              1999(a)              1998(a)                1997
----------------------------------------------------------------------------------------------------------
    $  19.99             $  19.97             $  15.25             $  16.41             $  15.96
    --------             --------             --------             --------             --------
        (.09)                (.24)                (.18)                (.14)                (.11)
       (5.36)                2.11                 5.51                  .78                 1.86
    --------             --------             --------             --------             --------
       (5.45)                1.87                 5.33                  .64                 1.75
    --------             --------             --------             --------             --------
          --                 (.04)                (.01)                  --(c)              (.05)
       (3.30)               (1.81)                (.60)               (1.80)               (1.25)
    --------             --------             --------             --------             --------
       (3.30)               (1.85)                (.61)               (1.80)               (1.30)
    --------             --------             --------             --------             --------
    $  11.24             $  19.99             $  19.97             $  15.25             $  16.41
    --------             --------             --------             --------             --------
    --------             --------             --------             --------             --------
      (31.17)%               8.89%               35.94%                4.90%               11.63%
    $ 16,006             $ 21,377             $ 14,184             $ 10,698             $ 10,244
    $ 18,330             $ 18,886             $ 11,866             $ 10,286             $  9,093
        2.12%                2.02%                2.07%                2.13%                2.14%
        1.12%                1.02%                1.07%                1.13%                1.14%
        (.68)%              (1.11)%              (1.02)%               (.90)%               (.75)%

    See Notes to Financial Statements                                     33

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class Z
                                                                -------------------
                                                                 Six Months Ended
                                                                 April 30, 2002(a)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $ 12.35
                                                                     --------
Income from investment operations
Net investment income (loss)                                             (.01)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                          .35
                                                                     --------
      Total from investment operations                                    .34
                                                                     --------
Less distributions
Distributions in excess of net investment income                           --
Distributions from net realized capital gains                              --
                                                                     --------
      Total distributions                                                  --
                                                                     --------
Net asset value, end of period                                        $ 12.69
                                                                     --------
                                                                     --------
TOTAL RETURN(b):                                                         2.75%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $43,293
Average net assets (000)                                              $45,292
Ratios to average net assets:
   Operating expenses, including distribution and service
      (12b-1 fees)                                                       1.19%(c)
   Operating expenses, excluding distribution and service
      (12b-1 fees)                                                       1.19%(c)
   Net investment income (loss)                                          (.19)%(c)

------------------------------
(a) Based on average shares outstanding.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
    34                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                 Class Z
----------------------------------------------------------------------------------------------------------
                                          Year Ended October 31,
----------------------------------------------------------------------------------------------------------
    2001(a)              2000(a)              1999(a)              1998(a)                1997
----------------------------------------------------------------------------------------------------------
    $  21.46             $  21.29             $  16.23             $  17.35             $  16.65
    --------             --------             --------             --------             --------
         .05                 (.02)                  --                  .02                  .04
       (5.86)                2.23                 5.84                  .82                 1.96
    --------             --------             --------             --------             --------
       (5.81)                2.21                 5.84                  .84                 2.00
    --------             --------             --------             --------             --------
          --                 (.23)                (.18)                (.16)                (.05)
       (3.30)               (1.81)                (.60)               (1.80)               (1.25)
    --------             --------             --------             --------             --------
       (3.30)               (2.04)                (.78)               (1.96)               (1.30)
    --------             --------             --------             --------             --------
    $  12.35             $  21.46             $  21.29             $  16.23             $  17.35
    --------             --------             --------             --------             --------
    --------             --------             --------             --------             --------
      (30.57)%               9.97%               37.25%                5.97%               12.72%
    $ 42,562             $ 70,956             $ 48,430             $ 36,338             $ 44,412
    $ 54,387             $ 77,989             $ 42,312             $ 41,799             $ 46,545
        1.12%                1.02%                1.07%                1.13%                1.14%
        1.12%                1.02%                1.07%                1.13%                1.14%
         .32%                (.08)%               (.02)%                .12%                 .27%

    See Notes to Financial Statements                                     35

Prudential World Fund, Inc.  Prudential Global Growth Fund

Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual
Funds, you receive financial advice from a Prudential Securities Financial Advisor or
Pruco Securities registered representative.
Your financial professional can provide you with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS RISK
WORTH IT?
Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge-- sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction.
There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

KEEPING UP WITH THE JONESES
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you.
This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

      www.prudential.com  (800) 225-1852

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Directors
Delayne Dedrick Gold
Robert F. Gunia
Robert E. La Blanc
David R. Odenath, Jr.
Judy A. Rice
Robin B. Smith
Stephen Stoneburn
Nancy H. Teeters
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Jonathan D. Shain, Secretary
Marguerite E.H. Morrison, Assistant Secretary

Manager
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
Investment Adviser
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Distributor
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004-2498

Fund Symbols  Nasdaq    CUSIP
  Class A     PRGAX   743969107
  Class B     PRGLX   743969206
  Class C     PRGCX   743969305
  Class Z     PWGZX   743969404

The views expressed in this report and
information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of April 30, 2002, were not audited and, accordingly, no auditor's opinion is expressed on them.

(LOGO)


Fund Symbols  Nasdaq    CUSIP
  Class A     PRGAX   743969107
  Class B     PRGLX   743969206
  Class C     PRGCX   743969305
  Class Z     PWGZX   743969404

MF115E2     IFS-A071720

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.

                                       SEMIANNUAL REPORT
                                       APRIL 30, 2002

PRUDENTIAL
INTERNATIONAL VALUE FUND

FUND TYPE
International stock

OBJECTIVE
Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Financial is a service mark of
The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.                  PRUDENTIAL (LOGO)

Prudential World Fund, Inc.    Prudential International Value Fund

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential International Value Fund's (the Fund) investment objective is long-term growth of capital.
The Fund invests primarily in stocks of companies located outside the United States. We use a value investment style to find stocks selling at low prices compared with their earnings to seek long-term growth of capital. Income is a secondary objective. There are special risks associated with foreign investments, including political, economic, and social risks, and potential illiquidity. There can be no assurance that the Fund will achieve its investment objectives.

Geographic Concentration

Expressed as a percentage of
net assets as of 4/30/02

        47.7%   Continental Europe
        27.8    United Kingdom
        13.2    Japan
         7.4    Pacific Basin (excl. Japan)
         3.9    Cash & Equivalents

Ten Largest Holdings

Expressed as a percentage of
net assets as of 4/30/02
    3.5%   ING Groep N.V.
           Financial Services
    3.3    Nestle SA
           Food Products & Services
    3.1    Total Fina Elf SA
           Oil & Gas Services
    3.1    Barclays PLC
           Banks
    3.1    GlaxoSmithKline PLC
           Drug & Healthcare
    3.0    Lloyds TBS Group PLC
           Banks
    2.8    Aventis SA
           Drug & Healthcare
    2.8    Canon, Inc.
           Office Equipment & Supplies
    2.7    Swiss Re
           Insurance
    2.4    Diageo PLC
           Food Products & Services

Holdings are subject to change.

                               www.prudential.com    (800) 225-1852

Semiannual Report    April 30, 2002

Cumulative Total Returns1                            As of 4/30/02

                                      Six       One      Five      Since
                                     Months     Year     Years    Inception2
Class A                               5.26%    -15.43%    17.80%    29.62%
Class B                               4.81     -16.16     13.39     24.11
Class C                               4.87     -16.11     13.51     24.25
Class Z                               5.38     -15.23     19.24    130.28
Lipper International Funds Avg.3      7.10     -12.91     12.19      ***
MSCI EAFE(R) Index4                   5.53     -13.88      6.90     ****

Average Annual Total Returns1                           As of 3/31/02

                     One     Five       Since
                    Year     Years    Inception2
    Class A        -16.23%    2.03%      3.60%
    Class B        -16.72     2.12       3.62
    Class C        -14.23     2.10       3.59
    Class Z        -11.65     3.32       9.12

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
1 Source: Prudential Investments LLC and Lipper Inc.
  The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The cumulative and average annual total returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. 2 Inception dates: Class A, B, and C, 9/23/96; Class Z, 11/5/92.
  3 The Lipper Average is unmanaged, and is based on the average return of all funds in each share class for the six-month, one-year, five-year, and since inception periods in the Lipper International Funds category. Funds in the Lipper International Funds
  Average invest their assets in securities with primary trading markets outside the United States. 4
  The Morgan Stanley Capital International (MSCI) EAFE(R)
  Index is an unmanaged, weighted index of performance that reflects stock price movements in Europe, Australasia, and the Far East.
  Investors cannot invest directly in an index.

The returns for the Lipper Average and MSCI EAFE(R)
Index would be lower if they included the effect of sales charges or taxes.

*** Lipper Since Inception returns are 18.68% for
Class A, B, and C, and 101.22% for Class Z.

**** MSCI EAFE(R) Index Since Inception returns are
7.47% for Class A, B, and C, and 80.84% for Class Z.

PRUDENTIAL (LOGO)                        June 14, 2002

DEAR SHAREHOLDER,
Your Fund, which invests primarily in value stocks of companies located in the larger developed countries except the United States, performed in line with the moderate gain of its benchmark, the MSCI EAFE(R) Index.
The gain was a healthy change from markets in the past few years.

Stock prices were rising at the beginning of the period because quick intervention by the central banks of the European Monetary Union, the United
Kingdom, and the United States convinced many investors that a recovery of the global economy was imminent. However, investor opinion changed dramatically when it became clear that there were no visible prospects for a broad rise in corporate profitability despite renewed activity in some industries. Moreover, a few large bankruptcies and signs of lax corporate oversight eroded investor confidence in U.S. stocks. As a result, the major international indexes fluctuated throughout the period--up in November 2001, sharply down in January
2002, and then up again in February 2002. Whether the news was good or bad, the market response tended to be swift, and the Index's performance was even less an indicator of future results than usual.

The Fund trailed the Lipper International Funds
Average over the period. The Fund's investment adviser gives a more detailed view of the investing environment--as well as of the Fund's performance and their view of the prospects for international investing--in the following report.

Sincerely,



David R. Odenath, Jr., President
Prudential World Fund, Inc./Prudential International
Value Fund

Prudential World Fund, Inc.    Prudential International Value Fund

Semiannual Report    April 30, 2002

INVESTMENT ADVISER'S REPORT

OVERVIEW--A RECOVERY BEGINS
The good news is that we have a positive return to report after deeply negative world markets the previous year. The global economy appears to have begun its recovery, and we think corporate profits have bottomed also. The Fund's return is a moderately good one for a normal six-month period, despite a difficult investing environment. The markets were in a transition period. High consumer spending has about run its course as a value theme; during the recession, even growth investors favored consumer companies because they still were generating profits.
Now, there are fewer bargain-priced stocks in this area. However, the stocks that are presently inexpensive may have to wait for their profits to revive before their share prices rise.

THE TELECOMMUNICATIONS PAYOFF WAS DEFERRED
The Fund's Vodafone Group holding, together with small detractions from other telecommunications stocks, accounted for most of the negative impact on its return. Huge untapped markets in developing countries and exciting new revenue sources from advanced digital technology (3G, or third generation technology) were expected to provide outstanding profit growth in the telecommunications industry.
These stocks were viewed as growth stocks until it became clear that there was substantial overcapacity in the optical fiber cable networks and that wireless companies invested too much money in licenses for the 3G technology.

Vodafone Group (United Kingdom), the world's largest
wireless telephone provider, was the paradigm case.
On one hand, Vodafone had a dominant position and a
strong balance sheet (little debt and lots of cash).
On the other hand, its already dominant position in
Europe meant that it needed the 3G services to drive
revenue growth; there wasn't much room for growth in
its existing services. During this reporting period,
there were further delays in the introduction of 3G
technology, with significant market penetration not
expected until 2005. The stock fell because of the
disappointment. Moreover, shareholders (including us)
would have preferred that Vodafone
                                                   3

Prudential World Fund, Inc.    Prudential International Value Fund

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings  As of 4/30/02

3.5%  ING Groep N.V./Financial Services
      ING is a major beneficiary of the expanding demand for life insurance and investment products on both sides of the Atlantic. It has an enviable track record, and its management has set challenging medium-term performance targets. We expect growth from the integration of its Aetna and Reliastar acquisitions in the United States. ING's shares sell at a lower multiple of earnings than those of its peers, failing to reflect its bright prospects. We expect that undervaluation to correct.
3.3   Nestle SA/Food Products & Services
      Nestle has targeted 4% annual revenue growth, enhanced by the acquisition of Ralston Purina. It has demonstrated an unrelenting focus on cost cutting, steadily improving its operating margins. Very strong free cash flow affords it flexibility to pay down debt and/or fund further acquisitions. While Nestle's price/earnings multiple is currently in line with those of its peers, we believe that its superior growth prospects warrant a premium.
3.1   Total Fina Elf SA/Oil & Gas Services
      We like Total Fina Elf because of superior growth in its development and production businesses and because of cost-saving benefits from the Elf Acquitaine merger. It also is divesting its non-core businesses and using the cash to buy back stock. Its management has set aggressive but realistic performance targets.
      It has a low debt/equity ratio, around 30%. Its shares sell at a lower multiple of earnings than those of the very largest oil companies, and we expect that gap to narrow.
3.1   Barclays PLC/Banks
      Chief Executive Matthew Barrett refocused Barclays on its retail financial services and mid-market corporate franchises with impressive results. In the United Kingdom, Barclays is the market leader in credit cards and online banking and has a powerful presence in mortgages, while its joint venture to sell insurance and investment products has had a strong start. It plans to increase its foreign profits while continuing to grow its domestic businesses.
3.1   GlaxoSmithKline PLC/Drug & Healthcare
      GlaxoSmithKline is the second largest pharmaceutical company in the world by sales, with leading positions in a diverse group of products. In recent months, its shares have fallen to about a 15% discount relative to its peer group because of concerns about its late-stage drug pipeline and threats to its patents, issues that its strong management team has been addressing. With
      8,000 U.S. sales representatives and a strong research and development budget, the firm is an attractive partner for biotech companies.

Holdings are subject to change.

                            www.prudential.com    (800) 225-1852

Semiannual Report    April 30, 2002

use its cash to buy back its shares, which would increase its earnings per outstanding share. Instead, management is using the cash to increase its ownership share of other wireless companies.

We have significantly reduced our exposure to the sector generally and to Vodafone specifically. In our view, its shares are now reasonably priced for a normal utility stock, absent the story about explosive growth. The possibility of 3G-driven revenue growth comes as a bonus with the shares.
However, the wireless situation is constantly changing, and we meet regularly with Vodafone's management to monitor their evolving plans and track the company's profitability.

WE BENEFITED FROM THE TURN TO CONSUMER STOCKS
With profits falling in most sectors, a company that was able to pay consistent dividends became very attractive to all investors. We had established positions in leading consumer companies that have strong global brands. These holdings provided a large part of the Fund's return. For example, Diageo
(United Kingdom), the world leader in liquor
(Smirnoff and Johnnie Walker) and a major beer producer, has enormous free cash flow, which it can use to make strategic acquisitions or return to shareholders. BMW (Germany) has a valuable upscale niche in the automobile market and is gaining market share in the United States. Unilever PLC is the U.K.
co-owner (with a Netherlands-based company) of Unilever, whose brands include Breyers and Magnum
(ice cream), Dove and Lever 2000 (soap), Lipton
(teas), Mentadent (toothpaste), Q-Tips, and Vaseline.
It is refocusing on its priority brands and has set aggressive targets for both sales and profit growth.
Nestle (Switzerland, see Comments on Largest
Holdings) also is concentrating on its leading brands, including Nescafe, Perrier, Buitoni,
Friskies, Maggi, Nestea, and Nestle.

CONSUMER BANKING ALSO FLOURISHED
The Fund's financial holdings were focused on U.K.
banks that were predominantly in consumer businesses--
Barclays PLC and ING Groep N.V. (see Comments on Largest
Holdings for both). Both stocks were

Prudential World Fund, Inc.    Prudential International Value Fund

Semiannual Report    April 30, 2002

inexpensively priced for their earnings and dividends, and their share prices moved up.
Investors were attracted by the relatively high predictability of their profits in an otherwise very uncertain market. Bank stocks in general benefited from the low interest-rate environment because it eased concerns about credit problems. We have taken some of our profits in this area as share prices rose, but these stocks still were our largest positions at period-end. Another bank holding, ABN AMRO, is the largest bank in the Netherlands. It has a more global reach and a larger investment banking business than our U.K. bank holdings, but it also has a steady history of dividend payments.

Our other bank holdings and insurance stocks made smaller contributions or small detractions from return. The insurance companies tend to have a substantial part of their reserves invested in stocks, so their performance is affected by the behavior of the broader stock market. This was not helpful during the past two years. Although its contribution to this period's return was modest, we think ING represents particular value (see Comments on Largest Holdings).

IN TECHNOLOGY, WE LOOKED FOR REVENUES
Two of the largest contributors to the Fund's return were technology holdings: Canon (Japan) and Philips
Electronics (Netherlands). Both continued to develop new products that should sustain strong market positions. Canon is increasing its focus on higher-technology products, notably optical technology for etching circuits in very fine detail on semiconductor chips. Meanwhile, it has a steady sales flow from replacement cartridges for its older products and is also improving its margins by driving down costs.
This was a very attractive package of features, and its share price rose to reflect that fact.

                                www.prudential.com    (800) 225-1852

Philips also has a position in the semiconductor foundry (manufacturing) business through its holding in Taiwan Semiconductor. Designers and marketers of more complex semiconductor products continue to outsource production to pure manufacturers who can maximize efficiency. Philips' earnings also benefit from its strong line of consumer electronics.

LOOKING AHEAD
Despite improved economic and financial conditions, the equity markets have been subdued while earnings and economic prospects catch up with the large share price gains of 2001's fourth quarter. We believe stocks are not particularly cheap for current profit forecasts. Consequently, we expect volatile markets with no clear trend while investors wait for corporate earnings to recover. We continue to believe that the best performers in this environment are likely to be quality companies that have produced solid earnings in the past and that offer a clear prospect of earnings going forward.

Prudential International Value Fund Management Team

                                           SEMIANNUAL REPORT
                                           APRIL 30, 2002

PRUDENTIAL
INTERNATIONAL VALUE FUND

                                           FINANCIAL STATEMENTS

       Prudential World Fund, Inc.     Prudential International Value Fund
             Portfolio of Investments as of April 30, 2002 (Unaudited)

Shares         Description                                           Value (Note 1)
--------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  96.1%
Common Stocks
-------------------------------------------------------------------------------------
Australia  3.4%
     463,787   Brambles Industries, Ltd.                             $    2,505,184
     880,390   Foster's Group, Ltd.                                       2,235,936
     208,895   National Australia Bank, Ltd.                              3,897,678
     393,909   News Corp., Ltd.                                           2,571,891
     446,914   Westpac Banking Corp., Ltd.                                3,897,024
                                                                     --------------
                                                                         15,107,713
-------------------------------------------------------------------------------------
Finland  0.7%
     183,905   Nokia Oyj                                                  2,976,175
-------------------------------------------------------------------------------------
France  9.9%
     193,218   Alcatel SA                                                 2,416,548
     178,475   Aventis SA                                                12,680,533
     331,056   AXA(a)                                                     7,025,072
      43,272   Lafarge SA                                                 4,105,762
      93,425   Total Fina Elf SA, Series B                               14,159,487
     132,069   Vivendi Universal SA                                       4,211,530
                                                                     --------------
                                                                         44,598,932
-------------------------------------------------------------------------------------
Germany  6.0%
      19,274   Allianz AG                                                 4,540,659
     173,373   Bayer AG                                                   5,681,764
     174,336   Bayerische Motoren Werke (BMW) AG                          6,913,482
     185,802   E.On AG                                                    9,678,583
                                                                     --------------
                                                                         26,814,488
-------------------------------------------------------------------------------------
Hong Kong  2.5%
     477,000   Cheung Kong Holdings, Ltd.                                 4,541,168
  14,936,000   PetroChina Co., Ltd.                                       3,044,978
     401,000   Sun Hung Kai & Co., Ltd.                                   3,496,279
                                                                     --------------
                                                                         11,082,425

    See Notes to Financial Statements                                      9

       Prudential World Fund, Inc.     Prudential International Value Fund
             Portfolio of Investments as of April 30, 2002 (Unaudited) Cont'd.

Shares         Description                                           Value (Note 1)
-----------------------------------------------------------------------------------------
Italy  3.2%
     559,905   ENI SpA                                               $    8,601,955
     754,433   Telecom Italia SpA                                         6,002,605
                                                                     --------------
                                                                         14,604,560
-------------------------------------------------------------------------------------
Japan  13.2%
      35,900   Acom Co., Ltd.                                             2,740,030
     326,000   Canon, Inc.                                               12,491,583
     146,000   Fuji Photo Film Co., Ltd.                                  4,639,250
     721,000   Hitachi, Ltd.                                              5,340,115
     130,800   Honda Motor Co., Ltd.                                      5,867,661
      52,100   Hoya Corp.                                                 3,879,095
      34,000   Nintendo Co., Ltd.                                         4,766,353
       1,500   NTT DoCoMo, Inc.                                           3,820,092
      16,800   Rohm Co., Ltd.                                             2,505,606
      25,200   Smc Corp.                                                  3,018,503
      68,400   SONY Corp.                                                 3,675,699
     158,000   Takeda Chemical Industries, Ltd.                           6,915,573
                                                                     --------------
                                                                         59,659,560
-------------------------------------------------------------------------------------
Netherlands  12.7%
     418,850   ABN AMRO Holding N.V.                                      8,303,087
      88,886   Fortis (NL) N.V.                                           2,041,557
      64,156   Heineken N.V.                                              2,890,452
     595,565   ING Groep N.V.                                            15,723,716
     346,002   Koninklijke Ahold N.V.                                     8,651,671
     343,087   Koninklijke (Royal) Philips Electronics N.V.              10,594,410
     292,808   Reed Elsevier N.V.                                         4,063,143
     131,588   TPG N.V.                                                   2,851,608
      65,501   VNU N.V.                                                   1,977,202
                                                                     --------------
                                                                         57,096,846
-------------------------------------------------------------------------------------
Portugal  0.3%
     573,075   Electricidade de Portugal SA                               1,182,511
-------------------------------------------------------------------------------------
Singapore  0.3%
      90,000   Singapore Press Holdings, Ltd.                             1,117,730

    10                                     See Notes to Financial Statements

       Prudential World Fund, Inc.     Prudential International Value Fund
             Portfolio of Investments as of April 30, 2002 (Unaudited) Cont'd.

Shares         Description                                           Value (Note 1)
-----------------------------------------------------------------------------------------
South Korea  1.2%
      24,700   Kookmin Bank (ADR)                                    $    1,148,550
      63,900   POSCO (ADR)                                                1,562,355
      19,440   Samsung Electronics Co., Ltd. (GDR)                        2,854,764
                                                                     --------------
                                                                          5,565,669
-------------------------------------------------------------------------------------
Spain  3.3%
     875,725   Banco Santander Central Hispano SA                         8,111,838
     651,285   Telefonica SA                                              6,971,816
                                                                     --------------
                                                                         15,083,654
-------------------------------------------------------------------------------------
Switzerland  11.6%
      63,745   Nestle SA                                                 15,069,470
     200,373   Novartis AG                                                8,403,917
      88,879   Roche Holdings AG                                          6,734,010
     121,465   Swiss Re                                                  12,258,067
     207,056   UBS AG                                                     9,981,411
                                                                     --------------
                                                                         52,446,875
-------------------------------------------------------------------------------------
United Kingdom  27.8%
     170,663   3I Group PLC                                               1,721,052
      87,259   Astrazeneca PLC                                            4,088,273
   1,610,404   Barclays PLC                                              14,104,509
     122,543   Boots Co. PLC                                              1,268,824
     685,320   BP PLC                                                     5,847,483
     177,894   British America Tobacco PLC                                1,819,898
     581,582   Cadbury Schweppes PLC                                      4,411,440
     654,255   Compass Group PLC                                          4,071,211
     824,782   Diageo PLC                                                10,949,800
     568,721   GlaxoSmithKline PLC                                       13,758,022
     660,485   Hilton Group PLC                                           2,466,468
     394,020   HSBC Holdings PLC                                          4,651,060
   1,195,012   Lloyds TSB Group PLC                                      13,740,354
     635,279   Prudential PLC                                             6,758,277
     180,711   Railtrack Group PLC(b)                                       558,302
     306,100   Reuters Group PLC                                          2,141,180
     112,761   RMC Group PLC                                              1,071,409

    See Notes to Financial Statements                                     11

       Prudential World Fund, Inc.     Prudential International Value Fund
             Portfolio of Investments as of April 30, 2002 (Unaudited) Cont'd.

Shares         Description                                           Value (Note 1)
-----------------------------------------------------------------------------------------
   1,465,212   Shell Transport & Trading Co. PLC                     $   10,430,706
     118,840   Smiths Group PLC                                           1,404,534
     887,808   Tesco PLC                                                  3,402,698
     761,367   Unilever PLC                                               6,967,907
   4,245,617   Vodafone Group PLC                                         6,852,250
     280,139   WPP Group PLC                                              2,972,033
                                                                     --------------
                                                                        125,457,690
                                                                     --------------
               Total common stocks (cost $457,175,421)                  432,794,828
                                                                     --------------
SHORT-TERM INVESTMENT  1.9%

Principal
Amount
(000)
-----------------------------------------------------------------------------------------
Repurchase Agreements
$      8,625   Joint Repurchase Agreement Account,
                1.93%, 5/1/02
                (cost $8,625,000; Note 6)                                 8,625,000
                                                                     --------------
               Total Investments  98.0%
                (cost $465,800,421; Note 4)                             441,419,828
               Other assets in excess of liabilities  2.0%                9,182,637
                                                                     --------------
               Net Assets  100%                                      $  450,602,465
                                                                     --------------
                                                                     --------------

------------------------------
(a) Non-income producing security.
(b) Fair Value security.
ADR--American Depository Receipt.
AG--Aktiengesellschaft (German Stock Company).
GDR--Global Depository Receipt.
N.V.--Naamloze Vennootschap (Dutch Corporation).
Oyj--Osakeyhrio (Finland Stock Company).
PLC--Public Limited Company (British Corporation).
SA-- Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French
    Corporation).
SpA--Societa per Azione (Italian Corporation).

    12                                     See Notes to Financial Statements

       Prudential World Fund, Inc.     Prudential International Value Fund
             Portfolio of Investments as of April 30, 2002 (Unaudited) Cont'd.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of April 30, 2002 was as follows:

Banks.....................................................................   14.5%
Drugs & Health Care.......................................................   11.7
Food Products & Services..................................................   11.1
Oil & Gas Services........................................................    9.3
Insurance.................................................................    6.8
Electronics...............................................................    6.4
Telecommunications........................................................    6.4
Financial Services........................................................    5.5
Automotive................................................................    2.8
Office Equipment & Supplies...............................................    2.8
Media.....................................................................    2.6
Utilities.................................................................    2.4
Repurchase Agreement......................................................    1.9
Real Estate...............................................................    1.8
Diversified Operations....................................................    1.5
Chemicals.................................................................    1.3
Building Products.........................................................    1.2
Beverages.................................................................    1.1
Toys......................................................................    1.1
Diversified Manufacturing.................................................    1.0
Photography...............................................................    1.0
Retail....................................................................    1.0
Industrials...............................................................    0.8
Advertising...............................................................    0.7
Leisure...................................................................    0.6
Tobacco...................................................................    0.4
Steel & Metals............................................................    0.3
                                                                            -----
                                                                             98.0
Other assets in excess of liabilities.....................................    2.0
                                                                            -----
                                                                            100.0%
                                                                            -----
                                                                            -----

    See Notes to Financial Statements                                     13

       Prudential World Fund, Inc.     Prudential International Value Fund
             Statement of Assets and Liabilities (Unaudited)

                                                                    April 30, 2002
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $465,800,421)                            $ 441,419,828
Foreign currency, at value (cost $1,537,262)                             1,542,749
Cash                                                                        41,849
Receivable for Series shares sold                                        6,525,695
Dividends and interest receivable                                        1,627,058
Foreign tax reclaim receivable                                             690,370
Receivable for investments sold                                            665,670
Other assets                                                                 3,595
                                                                    --------------
      Total assets                                                     452,516,814
                                                                    --------------
LIABILITIES
Payable for Series shares reacquired                                       852,370
Unrealized depreciation on forward currency contracts                      428,761
Withholding taxes payable                                                  190,339
Payable for investments purchased                                          132,113
Accrued expenses                                                           125,564
Management fee payable                                                     122,118
Distribution fee payable                                                    63,084
                                                                    --------------
      Total liabilities                                                  1,914,349
                                                                    --------------
NET ASSETS                                                           $ 450,602,465
                                                                    --------------
                                                                    --------------
Net assets were comprised of:
   Common stock, at par                                              $     258,006
   Paid-in capital in excess of par                                    494,926,435
                                                                    --------------
                                                                       495,184,441
   Overdistribution of net investment income                              (177,442)
   Accumulated net realized loss on investments                        (19,626,705)
   Net unrealized depreciation on investments and foreign
      currencies                                                       (24,777,829)
                                                                    --------------
Net assets, April 30, 2002                                           $ 450,602,465
                                                                    --------------
                                                                    --------------

    14                                     See Notes to Financial Statements

       Prudential World Fund, Inc.     Prudential International Value Fund
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                    April 30, 2002
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($52,066,002 / 2,984,050 shares of common stock issued and
      outstanding)                                                          $17.45
   Maximum sales charge (5% of offering price)                                 .92
                                                                    --------------
   Maximum offering price to public                                         $18.37
                                                                    --------------
                                                                    --------------
Class B:
   Net asset value, offering price and redemption price per share
      ($53,274,436 / 3,122,245 shares of common stock issued and
      outstanding)                                                          $17.06
                                                                    --------------
                                                                    --------------
Class C:
   Net asset value and redemption price per share
      ($10,716,551 / 627,351 shares of common stock issued and
      outstanding)                                                          $17.08
   Sales charge (1% of offering price)                                         .17
                                                                    --------------
   Offering price to public                                                 $17.25
                                                                    --------------
                                                                    --------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($334,545,476 / 19,066,921 shares of common stock issued
      and outstanding)                                                      $17.55
                                                                    --------------
                                                                    --------------

    See Notes to Financial Statements                                     15

       Prudential World Fund, Inc.     Prudential International Value Fund
             Statement of Operations (Unaudited)

                                                                      Six Months
                                                                        Ended
                                                                    April 30, 2002
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Dividends (net of foreign withholding taxes of $423,725)          $   3,317,642
   Interest                                                                116,312
                                                                    --------------
      Total income                                                       3,433,954
                                                                    --------------
Expenses
   Management fee                                                        2,160,467
   Distribution fee--Class A                                                66,142
   Distribution fee--Class B                                               269,414
   Distribution fee--Class C                                                54,592
   Transfer agent's fees and expenses                                      447,300
   Custodian's fees and expenses                                           222,000
   Reports to shareholders                                                 110,000
   Registration fees                                                        29,000
   Legal fees and expenses                                                  18,000
   Audit fee                                                                17,000
   Directors' fees                                                           4,000
   Miscellaneous                                                             5,793
                                                                    --------------
      Total operating expenses                                           3,403,708
                                                                    --------------
   Loan interest expense                                                     3,025
                                                                    --------------
      Total expenses                                                     3,406,733
                                                                    --------------
Net investment income                                                       27,221
                                                                    --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN
CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                             (18,026,787)
   Foreign currency transactions                                         1,151,964
                                                                    --------------
                                                                       (16,874,823)
                                                                    --------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                          43,252,493
   Foreign currencies                                                     (557,855)
                                                                    --------------
                                                                        42,694,638
                                                                    --------------
Net gain on investments and foreign currencies                          25,819,815
                                                                    --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $  25,847,036
                                                                    --------------
                                                                    --------------

    16                                     See Notes to Financial Statements

       Prudential World Fund, Inc.     Prudential International Value Fund
             Statement of Changes in Net Assets (Unaudited)

                                                    Six Months            Year
                                                      Ended              Ended
                                                  April 30, 2002    October 31, 2001
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                           $      27,221    $      3,626,240
   Net realized gain (loss) on investment and
      foreign currency transactions                  (16,874,823)         45,886,455
   Net change in unrealized
      appreciation/depreciation on investments
      and foreign currencies                          42,694,638        (142,788,147)
                                                  --------------    ----------------
   Net increase (decrease) in net assets
      resulting from operations                       25,847,036         (93,275,452)
                                                  --------------    ----------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A                                                 --                  --
      Class B                                                 --                  --
      Class C                                                 --                  --
      Class Z                                           (466,174)                 --
                                                  --------------    ----------------
                                                        (466,174)                 --
                                                  --------------    ----------------
   Distributions from net realized capital
      gains
      Class A                                         (2,397,271)         (2,847,540)
      Class B                                         (2,425,149)         (3,546,156)
      Class C                                           (495,578)           (688,445)
      Class Z                                        (13,929,255)        (15,918,422)
                                                  --------------    ----------------
                                                     (19,247,253)        (23,000,563)
                                                  --------------    ----------------
Series share transactions (net of share
   conversions)
   (Note 6)
   Net proceeds from shares sold                     560,598,708       1,179,645,515
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                   19,394,241          22,734,317
   Cost of shares reacquired                        (561,996,517)     (1,241,362,510)
                                                  --------------    ----------------
   Net increase (decrease) in net assets from
      Series share transactions                       17,996,432         (38,982,678)
                                                  --------------    ----------------
Total increase (decrease)                             24,130,041        (155,258,693)
NET ASSETS
Beginning of period                                  426,472,424         581,731,117
                                                  --------------    ----------------
End of period(a)                                   $ 450,602,465    $    426,472,424
                                                  --------------    ----------------
                                                  --------------    ----------------
------------------------------
(a) Includes undistributed net investment
    income of:                                     $          --    $        261,511
                                                  --------------    ----------------
                                                  --------------    ----------------

    See Notes to Financial Statements                                     17

       Prudential World Fund, Inc.     Prudential International Value Fund
             Notes to Financial Statements (Unaudited)

      Prudential World Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company and currently consists of three series: Prudential International Value Fund (the 'Series'), Prudential Global Growth Fund, and the Prudential Jennison International Growth Fund. The financial statements of the other Series are not presented herein. The Series commenced investment operations in November 1992. The investment objective of the Series is to achieve long-term growth of capital. Income is a secondary objective. The Series seeks to achieve its objective primarily through investment in common stock and preferred stock of foreign companies of all sizes.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund and the Series in the preparation of its financial statements.

      Securities Valuation:    Securities traded on an exchange (whether
domestic or foreign) and NASDAQ National Market System securities are valued at the last sale price on such exchange system on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the manager or subadviser.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Series' policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the accuracy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series may be delayed or limited.

      Foreign Currency Translation:    The books and records of the Series are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing daily rates of exchange.

       Prudential World Fund, Inc.     Prudential International Value Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the fiscal period, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Series' books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period-end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Taxes:    For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the
                                                                          19

       Prudential World Fund, Inc.     Prudential International Value Fund
             Notes to Financial Statements (Unaudited) Cont'd.

requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Dividends and Distributions:    The Series expects to pay dividends of net
investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments LLC ('PI'), formerly known as Prudential Investments Fund Management LLC. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PI had a subadvisory agreement with Bank of Ireland Asset Management. PI pays for the services of the subadviser, the compensation of officers and employees of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

      The management fee paid PI is computed daily and payable monthly at an annual rate of 1% of the average daily net assets up to 300 million and .95 of 1% of average daily net assets in excess of 300 million of the Series.

      The Series has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series' Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B, and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares respectively, for the six months ended April 30, 2002.

      PIMS advised the Series that it has received approximately $16,600 and $2,500 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the six months ended April 30, 2002. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

       Prudential World Fund, Inc.     Prudential International Value Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      PIMS advised the Series that for the six months ended April 30, 2002, it has received approximately $55,200 and $1,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PI and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS') an affiliate of PI and an indirect wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the six months ended April 30, 2002, the Series incurred fees of approximately $424,000 for the services of PMFS. As of April 30, 2002, approximately $71,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      Effective November 1, 2001, the Fund pays networking fees to Prudential Securities, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national mutual fund clearing system. The total amount paid to PSI during the six months ended April 30, 2002 was approximately $21,800 and is included in transfer agent's fees and expenses in the statement of operations.

Note 4. Portfolio Securities
Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the six months ended April 30, 2002 were $102,807,595 and $110,646,396, respectively.

      At April 30, 2002, the Series had outstanding forward currency contracts to sell foreign currencies, as follows:

                                            Value at
     Foreign Currency         Delivery     Settlement       Current        Unrealized
      Sale Contracts            Date          Date           Value        Depreciation
--------------------------   ----------    -----------    -----------    --------------
       Japanese Yen          05/13/2002    $ 4,043,321    $ 4,050,522      $   (7,201)
       Japanese Yen          06/03/2002      3,036,292      3,172,225        (135,933)
       Japanese Yen          06/28/2002      4,571,524      4,727,021        (155,497)
       Japanese Yen          07/15/2002      3,771,946      3,865,603         (93,657)
       Japanese Yen          07/22/2002      2,240,976      2,277,449         (36,473)
                                           -----------    -----------    --------------
                                           $17,664,059    $18,092,820      $ (428,761)
                                           -----------    -----------    --------------
                                           -----------    -----------    --------------

       Prudential World Fund, Inc.     Prudential International Value Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Note 5. Tax Information
The United States federal income tax basis of the Series' investments and the net unrealized depreciation as of April 30, 2002 were as follows:

                                                            Total Net
                                                            Unrealized
   Tax Basis         Appreciation       Depreciation       Depreciation
----------------   ----------------   ----------------   ----------------
  $469,870,236       $21,527,192        $49,977,600        $28,450,408

      The difference between book and tax basis were primarily attributable to deferred losses on wash sales.

Note 6. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of April 30, 2002, the Series had a 1.04% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Series represents $8,625,000 in the principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

      Banc of America Securities LLC, 1.93%, in the principal amount of $208,580,000, repurchase price $208,591,182, due 5/01/02. The value of the collateral including accrued interest was $212,751,600.

      JPMorgan, 1.93%, in the principal amount of $208,000,000, repurchase price $208,011,151, due 5/01/02. The value of the collateral including accrued interest was $212,160,879.

      UBS Warburg, 1.93%, in the principal amount of $208,000,000, repurchase price $208,011,151, due 5/01/02. The value of the collateral including accrued interest was $212,164,883.

      Goldman, Sachs & Co., 1.93% in the principal amount of $208,000,000, repurchase price $208,011,151 due 5/01/02. The value of the collateral including accrued interest was $212,160,000.

Note 7. Capital
The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18

       Prudential World Fund, Inc.     Prudential International Value Fund
             Notes to Financial Statements (Unaudited) Cont'd.

months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 500 million authorized shares of $.01 par value common stock, divided equally into four classes, designated Class A, Class B, Class C and Class Z common stock.

      Transactions in shares of common stock were as follows:

Class A                                                     Shares           Amount
--------------------------------------------------------  -----------    ---------------
Six months ended April 30, 2002:
Shares sold                                                 2,565,176    $    43,732,323
Shares issued in reinvestment of dividends and
  distributions                                               127,761          2,220,484
Shares reacquired                                          (2,842,054)       (48,751,906)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (149,117)        (2,799,099)
Shares issued upon conversion from Class B                     52,069            886,949
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding                 (97,048)   $    (1,912,150)
                                                          -----------    ---------------
                                                          -----------    ---------------
Year ended October 31, 2001:
Shares sold                                                 5,291,591    $   109,947,290
Shares issued in reinvestment of dividends and
  distributions                                               132,051          2,744,012
Shares reacquired                                          (5,963,092)      (124,435,850)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (539,450)       (11,744,548)
Shares issued upon conversion from Class B                    350,718          7,235,654
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding                (188,732)   $    (4,508,894)
                                                          -----------    ---------------
                                                          -----------    ---------------
Class B
--------------------------------------------------------
Six months ended April 30, 2002:
Shares sold                                                   194,975    $     3,243,539
Shares issued in reinvestment of dividends and
  distributions                                               136,035          2,319,402
Shares reacquired                                            (430,170)        (7,187,140)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                                  (99,160)        (1,624,199)
Shares reacquired upon conversion into Class A                (53,153)          (886,949)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding                (152,313)   $    (2,511,148)
                                                          -----------    ---------------
                                                          -----------    ---------------
Year ended October 31, 2001:
Shares sold                                                   481,760    $     9,777,147
Shares issued in reinvestment of dividends and
  distributions                                               166,334          3,423,146
Shares reacquired                                            (977,943)       (19,442,574)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (329,849)        (6,242,281)
Shares reacquired upon conversion into Class A               (346,441)        (7,235,654)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding                (676,290)   $   (13,477,935)
                                                          -----------    ---------------
                                                          -----------    ---------------

                                                                          23

       Prudential World Fund, Inc.     Prudential International Value Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Class C
--------------------------------------------------------
Six months ended April 30, 2002:
Shares sold                                                   156,130    $     2,585,316
Shares issued in reinvestment of dividends and
  distributions                                                28,277            482,685
Shares reacquired                                            (221,925)        (3,696,846)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding                 (37,518)   $      (628,845)
                                                          -----------    ---------------
                                                          -----------    ---------------
Year ended October 31, 2001:
Shares sold                                                   420,340    $     8,765,730
Shares issued in reinvestment of dividends and
  distributions                                                32,279            664,951
Shares reacquired                                            (599,148)       (12,507,965)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding                (146,529)   $    (3,077,284)
                                                          -----------    ---------------
                                                          -----------    ---------------
Class Z
--------------------------------------------------------
Six months ended April 30, 2002:
Shares sold                                                29,973,406    $   511,037,530
Shares issued in reinvestment of dividends and
  distributions                                               823,591         14,371,670
Shares reacquired                                         (29,345,740)      (502,360,625)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding               1,451,257    $    23,048,575
                                                          -----------    ---------------
                                                          -----------    ---------------
Year ended October 31, 2001:
Shares sold                                                51,809,991    $ 1,051,155,348
Shares issued in reinvestment of dividends and
  distributions                                               762,330         15,902,208
Shares reacquired                                         (53,253,027)    (1,084,976,121)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding                (680,706)   $   (17,918,565)
                                                          -----------    ---------------
                                                          -----------    ---------------

       Prudential World Fund, Inc.     Prudential International Value Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Note 8. Borrowings
The Series, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the six months ended April 30, 2002, the amounts of the commitment were as follows: $930 million through December 31, 2001 and $500 million from January 1, 2002 through May 2, 2002. On May 3, 2002, the Funds renewed and amended the SCA, which effectively increased the banks' commitment to $800 million and allows the Funds to increase the commitment to $1 billion if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May 2, 2003.

      The Series utilized the line of credit during the six months ended April 30, 2002. The average daily balance the Series had outstanding during the period was approximately $220,525 at a weighted average interest rate of approximately 2.77%.
                                                                          25

       Prudential World Fund, Inc.     Prudential International Value Fund
             Financial Highlights (Unaudited)

                                                                      Class A
                                                                  ----------------
                                                                  Six Months Ended
                                                                   April 30, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  17.29
                                                                      --------
Income from investment operations:
Net investment income (loss)                                              (.01)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                           .92
                                                                      --------
      Total from investment operations                                     .91
                                                                      --------
Less distributions:
Dividends from net investment income                                        --
Distributions from net realized capital gains                             (.75)
                                                                      --------
      Total distributions                                                 (.75)
                                                                      --------
Net asset value, end of period                                        $  17.45
                                                                      --------
                                                                      --------
TOTAL RETURN(a)                                                           5.26%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $ 52,066
Average net assets (000)                                              $ 53,352
Ratios to average net assets:
   Expenses, including distribution fees(c)                               1.62%(d)
   Expenses, excluding distribution fees                                  1.37%(d)
   Net investment income (loss)                                           (.07)%(d)
For Class A, B, C and Z shares:
   Portfolio turnover rate(e)                                               24%

------------------------------
(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Calculated based upon average shares outstanding during the year.
(c) The distributor of the Series agreed to limit its distribution and services (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(d) Annualized.
(e) Portfolio turnover for periods less than one full year is not annualized.

    26                                     See Notes to Financial Statements

       Prudential World Fund, Inc.     Prudential International Value Fund
             Financial Highlights (Unaudited) Cont'd.

                                                 Class A
----------------------------------------------------------------------------------------------------------
                                          Year Ended October 31,
----------------------------------------------------------------------------------------------------------
      2001               2000(b)                1999                 1998               1997(b)
----------------------------------------------------------------------------------------------------------
    $  22.08             $  22.42             $  18.33             $  18.24             $  16.59
    --------             --------             --------             --------             --------
         .13                  .19                  .27                  .27                  .24
       (4.01)                 .71                 3.97                  .40                 1.85
    --------             --------             --------             --------             --------
       (3.88)                 .90                 4.24                  .67                 2.09
    --------             --------             --------             --------             --------
          --                 (.17)                (.15)                (.18)                (.24)
        (.91)               (1.07)                  --                 (.40)                (.20)
    --------             --------             --------             --------             --------
        (.91)               (1.24)                (.15)                (.58)                (.44)
    --------             --------             --------             --------             --------
    $  17.29             $  22.08             $  22.42             $  18.33             $  18.24
    --------             --------             --------             --------             --------
    --------             --------             --------             --------             --------
      (18.25)%               3.92%               23.30%                3.85%               12.85%
    $ 53,269             $ 72,185             $ 61,036             $ 47,237             $ 36,184
    $ 63,061             $ 67,362             $ 52,732             $ 44,708             $ 18,779
        1.60%                1.52%                1.61%                1.62%                1.75%
        1.35%                1.27%                1.36%                1.37%                1.50%
         .62%                 .84%                1.35%                1.28%                1.40%
         115%                  33%                  21%                  15%                   9%

    See Notes to Financial Statements                                     27

       Prudential World Fund, Inc.     Prudential International Value Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class B
                                                                  ----------------
                                                                  Six Months Ended
                                                                   April 30, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  16.99
                                                                      --------
Income from investment operations:
Net investment income (loss)                                              (.09)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                           .91
                                                                      --------
      Total from investment operations                                     .82
                                                                      --------
Less distributions:
Dividends from net investment income                                        --
Distributions from net realized capital gains                             (.75)
                                                                      --------
      Total distributions                                                 (.75)
                                                                      --------
Net asset value, end of period                                        $  17.06
                                                                      --------
                                                                      --------
TOTAL RETURN(a)                                                           4.81%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $ 53,274
Average net assets (000)                                              $ 54,329
Ratios to average net assets:
   Expenses, including distribution fees                                  2.37%(c)
   Expenses, excluding distribution fees                                  1.37%(c)
   Net investment income (loss)                                           (.83)%(c)

------------------------------
(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Calculated based upon average shares outstanding during the year.
(c) Annualized.

    28                                     See Notes to Financial Statements

       Prudential World Fund, Inc.     Prudential International Value Fund
             Financial Highlights (Unaudited) Cont'd.

                                                 Class B
----------------------------------------------------------------------------------------------------------
                                          Year Ended October 31,
----------------------------------------------------------------------------------------------------------
      2001               2000(b)                1999                 1998               1997(b)
----------------------------------------------------------------------------------------------------------
    $  21.88             $  22.23             $  18.18             $  18.13             $  16.57
    --------         ----------------     ----------------         --------             --------
        (.03)                 .02                  .12                  .10                  .12
       (3.95)                 .71                 3.94                  .43                 1.84
    --------         ----------------     ----------------         --------             --------
       (3.98)                 .73                 4.06                  .53                 1.96
    --------         ----------------     ----------------         --------             --------
          --                 (.01)                (.01)                (.08)                (.20)
        (.91)               (1.07)                  --                 (.40)                (.20)
    --------         ----------------     ----------------         --------             --------
        (.91)               (1.08)                (.01)                (.48)                (.40)
    --------         ----------------     ----------------         --------             --------
    $  16.99             $  21.88             $  22.23             $  18.18             $  18.13
    --------         ----------------     ----------------         --------             --------
    --------         ----------------     ----------------         --------             --------
      (18.93)%               3.22%               22.34%                3.05%               12.04%
    $ 55,620             $ 86,451             $101,043             $ 93,896             $ 87,155
    $ 74,063             $ 99,106             $ 98,842             $ 98,444             $ 47,584
        2.35%                2.27%                2.36%                2.37%                2.50%
        1.35%                1.27%                1.36%                1.37%                1.50%
        (.13)%                .07%                 .59%                 .53%                 .65%

    See Notes to Financial Statements                                     29

       Prudential World Fund, Inc.     Prudential International Value Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class C
                                                                  ----------------
                                                                  Six Months Ended
                                                                   April 30, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  17.00
                                                                      --------
Income from investment operations:
Net investment income (loss)                                              (.09)
Net realized and unrealized gain on investment and foreign
   currency transactions                                                   .92
                                                                      --------
      Total from investment operations                                     .83
                                                                      --------
Less distributions:
Dividends from net investment income                                        --
Distributions from net realized capital gains                             (.75)
                                                                      --------
      Total distributions                                                 (.75)
                                                                      --------
Net asset value, end of period                                        $  17.08
                                                                      --------
                                                                      --------
TOTAL RETURN(a)                                                           4.87%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $ 10,717
Average net assets (000)                                              $ 11,009
Ratios to average net assets:
   Expenses, including distribution fees                                  2.37%(c)
   Expenses, excluding distribution fees                                  1.37%(c)
   Net investment income (loss)                                           (.83)%(c)

------------------------------
(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Calculated based upon average shares outstanding during the year.
(c) Annualized.

    30                                     See Notes to Financial Statements

       Prudential World Fund, Inc.     Prudential International Value Fund
             Financial Highlights (Unaudited) Cont'd.

                                                 Class C
----------------------------------------------------------------------------------------------------------
                                          Year Ended October 31,
----------------------------------------------------------------------------------------------------------
      2001               2000(b)                1999                 1998               1997(b)
----------------------------------------------------------------------------------------------------------
    $  21.88             $  22.23             $  18.18             $  18.13             $  16.57
    --------             --------             --------             --------             --------
        (.03)                 .02                  .11                  .10                  .12
       (3.94)                 .71                 3.95                  .43                 1.84
    --------             --------             --------             --------             --------
       (3.97)                 .73                 4.06                  .53                 1.96
    --------             --------             --------             --------             --------
          --                 (.01)                (.01)                (.08)                (.20)
        (.91)               (1.07)                  --                 (.40)                (.20)
    --------             --------             --------             --------             --------
        (.91)               (1.08)                (.01)                (.48)                (.40)
    --------             --------             --------             --------             --------
    $  17.00             $  21.88             $  22.23             $  18.18             $  18.13
    --------             --------             --------             --------             --------
    --------             --------             --------             --------             --------
      (18.89)%               3.22%               22.34%                3.05%               12.04%
    $ 11,306             $ 17,755             $ 18,078             $ 14,271             $ 12,354
    $ 14,599             $ 18,082             $ 15,815             $ 14,345             $  7,473
        2.35%                2.27%                2.36%                2.37%                2.50%
        1.35%                1.27%                1.36%                1.37%                1.50%
        (.15)%                .07%                 .59%                 .53%                 .65%

    See Notes to Financial Statements                                     31

       Prudential World Fund, Inc.     Prudential International Value Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class Z
                                                                  ----------------
                                                                  Six Months Ended
                                                                   April 30, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  17.39
                                                                  ----------------
Income from investment operations:
Net investment income                                                      .01
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                           .93
                                                                  ----------------
   Total from investment operations                                        .94
                                                                  ----------------
Less distributions:
Dividends from net investment income                                      (.03)
Distributions from net realized capital gains                             (.75)
                                                                  ----------------
   Total distributions                                                    (.78)
                                                                  ----------------
Net asset value, end of period                                        $  17.55
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(a)                                                           5.38%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $334,545
Average net assets (000)                                              $324,124
Ratios to average net assets:
   Expenses, including distribution fees                                  1.37%(c)
   Expenses, excluding distribution fees                                  1.37%(c)
   Net investment income                                                   .20%(c)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Calculated based upon average shares outstanding during the year.
(c) Annualized.

    32                                     See Notes to Financial Statements

       Prudential World Fund, Inc.     Prudential International Value Fund
             Financial Highlights (Unaudited) Cont'd.

                                                 Class Z
----------------------------------------------------------------------------------------------------------
                                          Year Ended October 31,
----------------------------------------------------------------------------------------------------------
      2001               2000(b)                1999                 1998               1997(b)
----------------------------------------------------------------------------------------------------------
    $  22.15             $  22.48             $  18.38             $  18.28             $  16.59
----------------     ----------------     ----------------     ----------------     ----------------
         .20                  .25                  .31                  .30                  .31
       (4.05)                 .71                 3.99                  .41                 1.82
----------------     ----------------     ----------------     ----------------     ----------------
       (3.85)                 .96                 4.30                  .71                 2.13
----------------     ----------------     ----------------     ----------------     ----------------
          --                 (.22)                (.20)                (.21)                (.24)
        (.91)               (1.07)                  --                 (.40)                (.20)
----------------     ----------------     ----------------     ----------------     ----------------
        (.91)               (1.29)                (.20)                (.61)                (.44)
----------------     ----------------     ----------------     ----------------     ----------------
    $  17.39             $  22.15             $  22.48             $  18.38             $  18.28
----------------     ----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------     ----------------
      (18.08)%               4.24%               23.62%                4.08%               13.13%
    $306,278             $405,340             $353,292             $254,577             $237,976
    $375,390             $391,289             $308,917             $258,322             $219,419
        1.35%                1.27%                1.36%                1.37%                1.50%
        1.35%                1.27%                1.36%                1.37%                1.50%
         .89%                1.09%                1.59%                1.53%                1.65%

    See Notes to Financial Statements                                     33

Prudential World Fund, Inc.    Prudential International Value Fund

Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

PRUDENTIAL MUTUAL FUNDS
---------------------------------

Stock Funds
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Index Series Fund
    Prudential Stock Index Fund
Prudential Tax-Managed Funds
    Prudential Tax-Managed Equity Fund
Prudential Value Fund
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
    Prudential Financial Services Fund
    Prudential Health Sciences Fund
    Prudential Technology Fund
    Prudential Utility Fund

Global/International Stock Funds
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Prudential Global Growth Fund
    Prudential International Value Fund
    Prudential Jennison International Growth Fund

Balanced/Allocation Fund
The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund

Bond Funds
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
    Income Portfolio
Prudential Total Return Bond Fund, Inc.

Municipal Bond Funds
Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Income Series
    Insured Series
                                      www.prudential.com    (800) 225-1852

Prudential Municipal Series Fund
    Florida Series
    New Jersey Series
    New York Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Fund
Prudential Global Total Return Fund, Inc.

Money Market Funds
Taxable Money Market Funds
Cash Accumulation Trust
    Liquid Assets Fund
    National Money Market Fund
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series
Prudential MoneyMart Assets, Inc.

Municipal Money Market Funds
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    New Jersey Money Market Series
    New York Money Market Series

Tax-Free Money Market Funds
Command Tax-Free Fund
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Special Money Market Fund, Inc.*
    Money Market Series

STRATEGIC PARTNERS
MUTUAL FUNDS**
---------------------------------------------

Strategic Partners Asset Allocation Funds
   Strategic Partners Conservative Growth Fund
   Strategic Partners Moderate Growth Fund
   Strategic Partners High Growth Fund

Strategic Partners Style Specific Funds
   Strategic Partners
      Large Capitalization Growth Fund
   Strategic Partners
      Large Capitalization Value Fund
   Strategic Partners
      Small Capitalization Growth Fund
   Strategic Partners
      Small Capitalization Value Fund
   Strategic Partners
      International Equity Fund
   Strategic Partners
      Total Return Bond Fund

Strategic Partners Opportunity Funds
   Strategic Partners Focused Growth Fund
   Strategic Partners New Era Growth Fund
   Strategic Partners Focused Value Fund
    Strategic Partners Mid-Cap Value Fund

Special Money Market Fund, Inc.*
    Money Market Series


* This Fund is not a direct purchase money fund and is only an exchangeable money fund.
**Not exchangeable with the Prudential mutual funds.

Prudential World Fund, Inc.    Prudential International Value Fund

Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential Securities
Financial Advisor or Pruco Securities registered representative. Your financial professional can provide you with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS RISK
WORTH IT?
Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

KEEPING UP WITH THE JONESES
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month.
Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

                               www.prudential.com    (800) 225-1852

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Directors
Delayne Dedrick Gold
Robert F. Gunia
Robert E. La Blanc
David R. Odenath, Jr.
Judy A. Rice
Robin B. Smith
Stephen Stoneburn
Nancy H. Teeters
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Jonathan D. Shain, Secretary
Marguerite E.H. Morrison, Assistant Secretary

Manager
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Bank of Ireland
   Asset Management (U.S.) Limited
75 Holly Hill Lane
Greenwich, CT 06830

Distributor
Prudential Investment Management Services LLC
Gateway Center Three, 14th Floor
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004-2498

Fund Symbols    Nasdaq     CUSIP
------------    ------     -----
    Class A     PISAX    743969503
    Class B     PISBX    743969602
    Class C     PCISX    743969701
    Class Z     PISZX    743969800

The views expressed in this report and
information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of April 30, 2002, were not audited and, accordingly, no auditor's opinion is expressed on them.

PRUDENTIAL (LOGO)

Fund Symbols    Nasdaq     CUSIP
------------    ------     -----
    Class A     PISAX    743969503
    Class B     PISBX    743969602
    Class C     PCISX    743969701
    Class Z     PISZX    743969800

MF115E4    IFS-A071803

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.

SEMIANNUAL REPORT
APRIL 30, 2002

PRUDENTIAL
JENNISON INTERNATIONAL GROWTH FUND

FUND TYPE
Global/International stock

OBJECTIVE
Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.


Prudential Financial is a service mark of
The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.                       PRUDENTIAL (LOGO)

Prudential World Fund, Inc.    Prudential Jennison International Growth Fund

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential Jennison International Growth Fund (the Fund) seeks long-term growth of capital by investing primarily in equity-related securities of foreign issuers. We invest in companies whose shares appear attractively valued both absolutely and when compared to the overall market. We look for large- and mid-cap companies that have above-average growth potential over the long term, as well as strong financial and operational characteristics. Special risks are associated with foreign investments, including political, economic, and social risks, and potential illiquidity. There can be no assurance that the Fund will achieve its investment objective.

Ten Largest Holdings

Expressed as a percentage of
net assets as of 4/30/02

    4.3%   Porsche AG
           Automobiles
    3.5    Total Fina Elf SA
           Oil & Gas
    3.3    XL Capital Ltd.
           Insurance
    3.3    Johnson Electric Holdings Ltd.
           Electrical Equipment
    3.2    Li & Fung Ltd.
           Distributors
    3.1    Capita Group PLC
           Commercial Services & Supplies
    3.1    Reckitt Benckiser PLC
           Household Products
    3.1    Banco Popular Espanol, SA
           Banks
    3.0    Wella AG
           Personal Products
    2.9    Altran Technologies SA
           IT Consulting & Services

Holdings are subject to change.

Portfolio Composition

Sectors expressed as a percentage of
net assets as of 4/30/02

        28.5%   Consumer Discretionary
        15.9    Information Technology
        14.6    Industrials
        14.1    Consumer Staples
        13.4    Financials
         5.7    Healthcare
         3.5    Energy
         3.4    Telecommunication Services
         0.9    Cash & Equivalents

Geographic Concentration

Expressed as a percentage of
net assets as of 4/30/02

        17.9%   France
        17.0    United Kingdom
        11.9    Germany
         9.6    Hong Kong
         6.6    Spain
         6.0    Netherlands
         4.7    Italy
         3.9    Japan
         3.5    Korea
         3.4    Bermuda
        14.6    Other
         0.9    Cash & Equivalents
                              www.prudential.com   (800) 225-1852

Semiannual Report    April 30, 2002

Cumulative Total Returns1                             As of 4/30/02

                                    Six      One       Since
                                   Months    Year    Inception2
Class A                             7.32%   -26.60%    -53.10%
Class B                             6.71    -27.29     -53.90
Class C                             6.71    -27.29     -53.90
Class Z                             7.29    -26.41     -52.90
Lipper International Funds Avg.3    7.10    -12.91     -31.60
MSCI EAFE(R) Index4                 5.53    -13.88     -29.06

Average Annual Total Returns1                       As of 3/31/02

                             One      Since
                            Year    Inception2
    Class A                -19.32%    -31.47%
    Class B                -19.79     -31.27
    Class C                -17.24     -30.59
    Class Z                -14.72     -29.62

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The cumulative and average annual total returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. 2 Inception date:
Class A, B, C, and Z, 3/1/2000. 3 The Lipper Average is unmanaged, and is based on the average return for all funds in each share class for the six-month, one-year, and since inception periods in the Lipper International Funds category. Funds in the Lipper International Funds Average invest their assets in securities with primary trading markets outside the United States. 4 The Morgan Stanley Capital International (MSCI) EAFE(R) Index is an unmanaged, weighted index of performance that reflects stock price movements in Europe, Australasia, and the Far East.

Investors cannot invest directly in an index.

The returns for the Lipper Average and MSCI EAFE(R) Index would be lower if they included the effect of sales charges or taxes.
                                                                   1

PRUDENTIAL (LOGO)                                         June 14, 2002

DEAR SHAREHOLDER,
Your Fund, which invests primarily in growth stocks in markets outside the United States, had a moderately strong six-month return, in line with the average of its peers and above its benchmark, the MSCI EAFE(R) Index. The Index had a healthy advance, in strong contrast to recent years. While international investors detected signs of an economic recovery, including renewed activity in some industries, they were not convinced that what they saw was real without a clear prospect for a broad rise in corporate profitability.
Moreover, a few large bankruptcies and the lax corporate oversight that made them possible eroded investor confidence in U.S. stocks. As a result, the major international indexes fluctuated throughout the period--up in November 2001, sharply down in January 2002, and up again in February 2002. Whether the news was good or bad, the market response tended to be swift.

Your Fund's investment adviser describes the changes in the market and its response to them in the following report.

Sincerely,


David R. Odenath, Jr., President
Prudential World Fund, Inc./Prudential Jennison International Growth Fund

Prudential World Fund, Inc.    Prudential Jennison International Growth Fund

Semiannual Report    April 30, 2002

INVESTMENT ADVISER'S REPORT

OVERVIEW--A RECOVERY BEGINS
The good news is that we have a positive return to report after the world markets generated deeply negative returns the past few years. The global economy appears to be recovering, and we think corporate profits have bottomed. However, the investing environment was difficult because the markets were in a transition period. One profitable theme--high consumer spending and a focus on defensive stocks (those less vulnerable to an economic slowdown), is "on its last legs," while the next potential source of earnings growth, which we believe will be the rise of profit-driven capital investment, has not yet begun to materialize. A third theme for international investors, the growth of domestic markets in the advanced developing economies in Asia, probably has already received too much attention given its immediate prospects, although it will be an important factor over the long term.

In our view, this means that successful investing over the next year or so will be very dependent upon selecting individual stocks, and not focusing on a particular country or industry. For each of the trends driving the financial markets, some stocks will be good investments while others will disappoint. We think this favors Jennison's research strength. During this reporting period, a very diverse set of stocks drove the Fund's performance, and our strategy for the months ahead lies in the investment cases for our individual holdings (see Comments on Largest Holdings).

LOW COSTS AND AFFLUENT CUSTOMERS MEAN PROFITS
The two largest contributors to the Fund's return were both Hong Kong-based companies that took advantage of their access to inexpensive factories in China to sell to a broad market of customers in developed countries. Johnson Electric (see Comments on Largest Holdings) manufactures small motors, such as those found in power tools and automobile door locks and windows. Operations in China and Thailand allow it to be a low-cost manufacturer. Its business has grown as it takes on the outsourced production from manufacturers of business equipment, autos, home appliances, and other
                                                                 3

Prudential World Fund, Inc.    Prudential Jennison International Growth Fund

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings  As of 4/30/02
----------------------------------------------

4.3%    Porsche AG/Automobiles
        Porsche is a luxury automobile manufacturer that currently has two model lines--the entry-level Boxster and the classic 911-- and is introducing a SUV line. We expect its profits to rise substantially as a result of a shift in its sales mix from the low-profit Boxster to the high-end 911 and from the introduction of the SUV. We think investors will reward the earnings growth with a higher P/E multiple, increasing the impact of rising earnings on its share price.

3.5     Total Fina Elf SA/Oil & Gas
        France's largest oil company, Total Fina Elf is an integrated oil company that trades and transports both crude oil and finished products in more than 100 countries, and operates 20,000 service stations primarily in Europe and Africa. It is achieving impressive results with productivity gains. Cost savings from the Elf merger have been achieved earlier than expected, and more are anticipated.

3.3     XL Capital Ltd./Insurance
        XL is a Bermuda-based reinsurer with a strong capital position and a highly regarded management team. Its shares were inexpensive because reinsurance prices did not firm as quickly as primary property/casualty insuring. Both the prices and the amounts of insurance it sold were accelerating before September 11; the terrorist attacks greatly increased the demand for reinsurance, while large claims against some companies have constrained supply.

3.3     Johnson Electric Holdings Ltd./Electrical Equipment
        Johnson Electric is a Hong Kong-based manufacturer of small electric motors that are used for a wide variety of applications, including car windows and mirrors, appliances, vending machines, and industrial equipment. Its sales vary with the economic cycle and are now showing signs of recovery. Its profit growth should also reflect recent shifts in production to its manufacturing base of acquired companies in China. Its shares rose almost 75% over the Fund's reporting period.

3.2     Li & Fung Ltd./Distributors
        Li & Fung is a Hong Kong-based supply chain manager for specialty retailers. It is the intermediary between inexpensive manufacturers, primarily in China, and retailers such as Kohl's (a major customer). Its stock has been rising in anticipation of economic recovery in the United States and Europe, and the expected increase in earnings that would result.

        Holdings are subject to change.

                                   www.prudential.com    (800) 225-1852

Semiannual Report    April 30, 2002

products. Li & Fung (see Comments on Largest Holdings) supplies outsourced apparel that is sold by brands such as The Limited and Abercrombie & Fitch. It acts as agent for a network of 6,000 factories in underdeveloped countries throughout the world, and undertakes all management responsibilities, including an ethical audit. Both firms benefited from relatively strong expectations that demand for their end products would recover.

CONSUMER SPENDING REMAINED HIGH
We added a position in Porsche (Germany, see Comments on Largest Holdings) during this period, and it became the third largest contributor to the Fund's return. Although other auto manufacturers (Hyundai and BMW) also were positive contributors, we think Porsche's substantial gain was because of its luxury brand niche. It is magnifying the advantage of this asset with the coming introduction of the Cayenne sports utility vehicle.

Other consumer-oriented firms were among the larger contributors to the Fund's return. For example, Reckitt Benckiser (United Kingdom) leads the global market for household cleaning products with brands such as Lysol, Woolite, Old English, and Electrasol. Diageo (United Kingdom) is the world leader in liquor (Smirnoff and Johnnie Walker) and a major beer producer.
In order to focus on these businesses, it recently sold its Pillsbury subsidiary, and plans to sell Burger King. Wella AG (Germany) makes hair care products. Taken together, stocks of companies that sold to consumers provided most of the strongest returns in the Fund. Because consumer spending remained high throughout the recent economic downturn, these stocks were very attractive to investors and there were some large gains. We sold our Diageo position when we thought the share price had exhausted its potential and we took some profits on Reckitt and Wella.

EARLY SIGNS OF A TECHNOLOGY RECOVERY
Our holdings in technology were focused on companies that provide components for end user products. Because end-product manufacturers need components before they can sell anything, the sales of component producers have to recover before the sales of end products can. The two

Prudential World Fund, Inc.    Prudential Jennison International Growth Fund

Semiannual Report    April 30, 2002

largest contributors to return were ASM International (Netherlands), one of the leading manufacturers of equipment used in the processing of silicon wafers for semiconductors, and Samsung Electronics (Korea), which makes semiconductor chips. ASM, in which we had a larger position, was priced very inexpensively for its earnings. It gained market share and introduced new products over the period, so its share price rose as investors' expectations for its earnings improved.

TELECOM AND NETWORKING STILL SLOW
The largest detractors from return came from telecommunications and networking companies. Colt Telecom Group (United Kingdom), the worst performer, focuses on wiring commercial buildings with the most current technology, and is building its own networks among European cities. Although this business model appeared promising, it has not proven it can be profitable. We sold the position at a loss. We also sold our holding in Datacraft Asia, a Singapore-based networking service, when it failed to meet even low earnings estimates. We didn't get out before its share price had fallen substantially. Logica (United Kingdom) is an information technology
(IT) services company with a focus on telecommunications. Although its earnings have been growing at approximately 40% a year for the past several years, its new products are not winning the same market share as the older generations. We expected its earnings to disappoint, so we sold the stock, again taking a sizable loss.

In the wireless area, we had somewhat smaller losses on our positions in Vodafone Group (United Kingdom) and Nokia (Finland), the world's leaders in wireless services and handsets, respectively. We think these firms will keep their leading positions, and we expect their earnings to rise as their new product lines are introduced.

                                  www.prudential.com    (800) 225-1852

SOME LOSSES IN HEALTHCARE
The Fund's drug holdings also detracted from its return, but much less than the telecoms. The industry as a whole has become subject to greater pressure to reduce its prices, higher costs, and the absence of leadership at the U.S. Food and Drug Administration. The largest, but still modest, loss was on our position in Novo-Nordisk (Denmark), a large producer of insulin. The company was caught by surprise when there was a sudden drop in insulin demand. We thought it shouldn't have been caught and we sold our holding. We also reduced our other large positions in the industry.

LOOKING AHEAD
We think economic growth will be sluggish until rising corporate earnings, which should be apparent by the second half of the year, drive an acceleration in capital investment. In the meantime, we are adding small- to mid-cap stocks to the portfolio. The growth potential of smaller companies is not dependent on large-scale corporate capital projects.

High share prices and low growth in the United States are driving investors to look overseas. We believe that the market's current environment provides international investors with unique growth prospects at relatively inexpensive prices. Although international markets will remain choppy, we feel that the environment is better now than it has been for the last two or three years. Prudential Jennison International Growth Fund Management Team

Prudential World Fund, Inc.      Prudential Jennison International Growth Fund
             Portfolio of Investments as of April 30, 2002 (Unaudited)

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  99.1%
Common Stocks  91.8%
-------------------------------------------------------------------------------------
Australia  2.4%
    483,992   Brambles Industries Ltd.                              $    2,614,323
-------------------------------------------------------------------------------------
Austria  1.1%
     16,400   Erste Bank der oesterreichischen Sparkassen AG             1,226,536
-------------------------------------------------------------------------------------
Belgium  2.2%
     80,900   Interbrew                                                  2,407,773
-------------------------------------------------------------------------------------
Bermuda  3.4%
     39,200   XL Capital Ltd. (Class 'A' Shares)                         3,698,520
-------------------------------------------------------------------------------------
Denmark  2.1%
     19,800   Group 4 Falck A/S                                          2,323,012
-------------------------------------------------------------------------------------
Finland  2.3%
    159,790   Nokia Oyj                                                  2,585,915
-------------------------------------------------------------------------------------
France  17.9%
     62,249   Altran Technologies SA                                     3,253,260
     29,724   Aventis SA                                                 2,111,871
    116,890   Credit Agricole SA                                         2,470,949
     36,600   Sanofi-Synthelabo SA                                       2,343,169
    106,470   Societe Television Francaise 1                             3,031,606
     96,700   Thomson Multimedia(a)                                      2,644,500
     25,548   TotalFinaElf SA                                            3,872,053
                                                                    --------------
                                                                        19,727,408
-------------------------------------------------------------------------------------
Germany  4.6%
     75,140   Bayerische Motoren Werke (BMW) AG                          2,979,758
     16,030   SAP AG                                                     2,088,768
                                                                    --------------
                                                                         5,068,526
-------------------------------------------------------------------------------------
Hong Kong  9.6%
    486,500   ASM Pacific Technology Ltd.                                1,291,237
  2,189,352   Convenience Retail Asia Ltd.(a)                              645,648

    8                                      See Notes to Financial Statements

Prudential World Fund, Inc.      Prudential Jennison International Growth Fund
             Portfolio of Investments as of April 30, 2002 (Unaudited) Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
    818,007   Esprit Holdings Ltd.                                  $    1,573,262
  2,389,400   Johnson Electric Holdings Ltd.                             3,630,446
  2,188,400   Li & Fung Ltd.                                             3,507,434
                                                                    --------------
                                                                        10,648,027
-------------------------------------------------------------------------------------
Italy  4.7%
    106,090   Banca Popolare di Verona Scrl                              1,318,248
     26,549   Tod's SpA                                                  1,315,737
    560,000   UniCredito Italiano SpA                                    2,598,685
                                                                    --------------
                                                                         5,232,670
-------------------------------------------------------------------------------------
Japan  3.9%
     16,520   Nintendo Co., Ltd.                                         2,315,887
        772   NTT DoCoMo, Inc.(a)                                        1,966,074
                                                                    --------------
                                                                         4,281,961
-------------------------------------------------------------------------------------
Korea  3.5%
     18,640   Hite Brewery Co., Ltd.                                     1,044,318
     28,040   Hyundai Motor Co., Ltd.                                    1,040,084
     10,007   NCsoft Corp.(a)                                            1,739,944
                                                                    --------------
                                                                         3,824,346
-------------------------------------------------------------------------------------
Netherlands  6.0%
    130,800   ASM International NV(a)                                    3,008,400
     95,400   ASM Lithography Holding NV(a)                              2,166,244
     46,791   VNU NV                                                     1,412,425
                                                                    --------------
                                                                         6,587,069
-------------------------------------------------------------------------------------
Norway  0.9%
     85,300   Tandberg ASA(a)                                            1,029,995
-------------------------------------------------------------------------------------
Spain  6.6%
     83,325   Banco Popular Espanol, SA                                  3,416,965
     73,500   Industria de Diseno Textil, SA(a)                          1,515,973
    216,822   Telefonica, SA                                             2,321,017
                                                                    --------------
                                                                         7,253,955

    See Notes to Financial Statements                                      9

Prudential World Fund, Inc.      Prudential Jennison International Growth Fund
             Portfolio of Investments as of April 30, 2002 (Unaudited) Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
Sweden  1.9%
    114,400   Securitas AB (Class 'B' Shares)                       $    2,126,511
-------------------------------------------------------------------------------------
Switzerland  1.7%
      1,271   Serono SA (Class 'B' Shares)                                 972,793
      1,495   Synthes-Stratec, Inc.                                        926,463
                                                                    --------------
                                                                         1,899,256
-------------------------------------------------------------------------------------
United Kingdom  17.0%
    157,300   ARM Holdings PLC(a)                                          506,605
    622,839   Capita Group PLC                                           3,465,002
    138,690   Diageo PLC                                                 1,841,247
    237,766   Pearson PLC                                                2,862,058
    193,348   Reckitt Benckiser PLC                                      3,423,455
    243,300   Reed Elsevier PLC                                          2,382,649
    758,300   Tesco PLC                                                  2,906,334
    879,375   Vodafone Group PLC                                         1,419,275
                                                                    --------------
                                                                        18,806,625
                                                                    --------------
              Total common stocks (cost $108,192,997)                  101,342,428
                                                                    --------------
PREFERRED STOCKS  7.3%
-------------------------------------------------------------------------------------
Germany  7.3%
     10,679   Porsche AG, 3.71%                                          4,768,057
     55,600   Wella AG, .51%                                             3,361,675
                                                                    --------------
              Total preferred stocks (cost $6,622,284)                   8,129,732
                                                                    --------------
              Total Investments  99.1%
               (cost $114,815,281; Note 4)                             109,472,160
              Other assets in excess of liabilities  0.9%                  951,007
                                                                    --------------
              Net Assets  100%                                      $  110,423,167
                                                                    --------------
                                                                    --------------

    10                                     See Notes to Financial Statements

Prudential World Fund, Inc.      Prudential Jennison International Growth Fund
             Portfolio of Investments as of April 30, 2002 (Unaudited) Cont'd.

(a) Non-income producing security.
AB--Aktiebolag (Swedish Stock Company).
A/S--Aktieselskap (Danish Stock Company).
AG--Aktiengesellschaft (German Company).
NV--Naamloze Vennootachap (Dutch Corporation).
Oyj--Jalkinen Osakeyhtio (Finnish Company).
PLC--Public Limited Company (British Company).
SA--Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation).
SpA--Societa per Azione (Italian Corporation).

    See Notes to Financial Statements                                     11

Prudential World Fund, Inc.      Prudential Jennison International Growth Fund
             Portfolio of Investments as of April 30, 2002 (Unaudited) Cont'd.

The industry classification of portfolio holdings shown as a percentage of net assets as of April 30, 2002 was as follows:

Media                                                                     10.6%
Banks                                                                     10.0
Automobiles                                                                7.9
Semiconductor Equipment & Products                                         6.4
Commercial Services & Supplies                                             5.5
Personal Products                                                          4.4
Security Services & Supplies                                               4.1
Oil & Gas                                                                  3.5
Electrical Equipment                                                       3.3
Insurance                                                                  3.3
Distributors                                                               3.2
Food & Drug Retailing                                                      3.2
Brewery                                                                    3.1
Household Products                                                         3.1
Wireless Telecommunication Services                                        3.1
Diversified Telecommunication Services                                     3.0
IT Consulting & Services                                                   2.9
Medical Products                                                           2.9
Textiles & Apparel                                                         2.6
Communications Equipment                                                   2.3
Publishing                                                                 2.2
Household Durables                                                         2.1
Pharmaceuticals                                                            1.9
Software                                                                   1.9
Beverages                                                                  1.7
Biotechnology                                                              0.9
                                                                         -----
                                                                          99.1
Other assets in excess of liabilities                                      0.9
                                                                         -----
                                                                         100.0%
                                                                         -----
                                                                         -----

    12                                     See Notes to Financial Statements

                       This page intentionally left blank


    See Notes to Financial Statements                                     13

Prudential World Fund, Inc.      Prudential Jennison International Growth Fund
             Statement of Assets and Liabilities April 30, 2002 (Unaudited)

                                                                   April 30, 2002
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $114,815,281)                          $  109,472,160
Cash                                                                    1,241,049
Receivable for investments sold                                         1,486,445
Receivable for Series shares sold                                         817,761
Interest and dividends receivable                                         236,183
Tax reclaim receivable                                                     76,049
Deferred expenses and other assets                                            409
                                                                   --------------
      Total assets                                                    113,330,056
                                                                   --------------
LIABILITIES
Payable for investments purchased                                       1,947,065
Accrued expenses                                                          421,743
Payable for Series shares reacquired                                      367,861
Management fee payable                                                     79,335
Distribution fee payable                                                   68,290
Withholding taxes payable                                                  22,595
                                                                   --------------
      Total liabilities                                                 2,906,889
                                                                   --------------
NET ASSETS                                                         $  110,423,167
                                                                   --------------
                                                                   --------------
Net assets were comprised of:
   Common stock, at par                                            $      238,061
   Paid-in capital in excess of par                                   286,288,590
                                                                   --------------
                                                                      286,526,651
   Accumulated net investment loss                                       (875,368)
   Accumulated net realized loss on investments                      (169,889,437)
   Net unrealized depreciation on investments and foreign
      currencies                                                       (5,338,679)
                                                                   --------------
Net assets, April 30, 2002                                         $  110,423,167
                                                                   --------------
                                                                   --------------

    14                                     See Notes to Financial Statements

Prudential World Fund, Inc.      Prudential Jennison International Growth Fund
      Statement of Assets and Liabilities April 30, 2002 (Unaudited) Cont'd.

                                                                   April 30, 2002
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($27,223,229 /
      5,804,296 shares of common stock issued and outstanding)              $4.69
   Maximum sales charge (5% of offering price)                                .25
                                                                   --------------
   Maximum offering price to public                                         $4.94
                                                                   --------------
                                                                   --------------
Class B:
   Net asset value, offering price and redemption price per
      share ($53,295,967 / 11,555,433 shares of common stock
      issued and outstanding)                                               $4.61
                                                                   --------------
                                                                   --------------
Class C:
   Net asset value and redemption price per share ($21,348,395 /
      4,628,780 shares of common stock issued and outstanding)              $4.61
   Sales charge (1% of offering price)                                        .05
                                                                   --------------
   Offering price to public                                                 $4.66
                                                                   --------------
                                                                   --------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($8,555,576 / 1,817,599 shares of common stock
      issued and outstanding)                                               $4.71
                                                                   --------------
                                                                   --------------

    See Notes to Financial Statements                                     15

Prudential World Fund, Inc.      Prudential Jennison International Growth Fund
             Statement of Operations April 30, 2002 (Unaudited)

                                                                      Six Months
                                                                        Ended
                                                                    April 30, 2002
----------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends (net of foreign withholding taxes of $56,758)           $     543,754
   Interest                                                                 34,053
                                                                    --------------
      Total income                                                         577,807
                                                                    --------------
Expenses
   Management fee                                                          484,180
   Distribution fee--Class A                                                35,389
   Distribution fee--Class B                                               272,831
   Distribution fee--Class C                                               114,046
   Transfer agent's fees and expenses                                      198,000
   Reports to shareholders                                                 112,000
   Custodian's fees and expenses                                           108,000
   Registration fees                                                        46,000
   Legal fees and expenses                                                  19,000
   Audit fee                                                                17,000
   Directors' fees                                                           4,000
   Miscellaneous                                                            14,214
                                                                    --------------
      Total expenses                                                     1,424,660
                                                                    --------------
Net investment loss                                                       (846,853)
                                                                    --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS
Net realized loss on:
   Investment transactions                                             (30,163,215)
   Foreign currency transactions                                          (193,131)
                                                                    --------------
                                                                       (30,356,346)
                                                                    --------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                          39,029,299
   Foreign currencies                                                       (6,044)
                                                                    --------------
                                                                        39,023,255
                                                                    --------------
Net gain on investments and foreign currencies                           8,666,909
                                                                    --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $   7,820,056
                                                                    --------------
                                                                    --------------

    16                                     See Notes to Financial Statements

Prudential World Fund, Inc.      Prudential Jennison International Growth Fund
             Statement of Changes in Net Assets April 30, 2002 (Unaudited)

                                                    Six Months            Year
                                                      Ended              Ended
                                                  April 30, 2002    October 31, 2001
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment loss                             $    (846,853)    $   (2,558,491)
   Net realized loss on investment and foreign
      currency transactions                          (30,356,346)      (121,744,654)
   Net change in unrealized appreciation of
      investments and foreign currencies              39,023,255         12,712,335
                                                  --------------    ----------------
   Net increase (decrease) in net assets
      resulting from operations                        7,820,056       (111,590,810)
                                                  --------------    ----------------
Series share transactions (net of conversions)
   (Note 6)
   Net proceeds from shares sold                      30,719,022        126,243,090
   Cost of shares reacquired                         (41,854,601)      (192,251,847)
                                                  --------------    ----------------
   Net decrease in net assets from Series share
      transactions                                   (11,135,579)       (66,008,757)
                                                  --------------    ----------------
Total decrease                                        (3,315,523)      (177,599,567)
NET ASSETS
Beginning of period                                  113,738,690        291,338,257
                                                  --------------    ----------------
End of period                                      $ 110,423,167     $  113,738,690
                                                  --------------    ----------------
                                                  --------------    ----------------

    See Notes to Financial Statements                                     17

Prudential World Fund, Inc.      Prudential Jennison International Growth Fund
             Notes to Financial Statements April 30, 2002 (Unaudited)

      Prudential World Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company and currently consists of three series: Prudential Jennison International Growth Fund (the 'Series'), Prudential International Value Fund and Prudential Global Growth Fund. The financial statements of the other Series are not presented herein. The Series commenced investment operations in March 2000. The investment objective of the Series is to achieve long-term growth of capital. The Series seeks to achieve its objective primarily through investment in equity-related securities of foreign issuers.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund and the Series in the preparation of its financial statements.

      Securities Valuation:    Securities traded on an exchange (whether
domestic or foreign) and NASDAQ National Market System securities are valued at the last sale price of such exchange system on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the manager or subadviser.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series may be delayed or limited.

      Foreign Currency Translation:    The books and records of the Series are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities at the closing daily rates of exchange.

Prudential World Fund, Inc.      Prudential Jennison International Growth Fund
             Notes to Financial Statements April 30, 2002 (Unaudited) Cont'd.

      (ii) purchases and sales of investment securities, income and expenses at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Series' books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (loss) (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Series expects to pay dividends of net
investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.
                                                                          19

Prudential World Fund, Inc.      Prudential Jennison International Growth Fund
             Notes to Financial Statements April 30, 2002 (Unaudited) Cont'd.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income and capital gains, if any, to its shareholders. For this reason, no federal income tax provision is required.

      Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments LLC ('PI'), formerly known as Prudential Investments Fund Management LLC. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PI had a subadvisory agreement with Jennison Associates LLC ('Jennison'). PI pays for the services of Jennison, the compensation of officers and employees of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

      The management fee paid PI is computed daily and payable monthly, at an annual rate of .85 of 1% of the average daily net assets of the Series up to and including $300 million, .75 of 1% of the average daily net assets in excess of $300 million up to and including $1.5 billion and .70 of 1% of the Series' average daily net assets over $1.5 billion.

      The Series has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of Class A, Class B, Class C and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series' Class A, Class B and Class C shares, pursuant to a plan of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Series.

      Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B, and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares respectively, for the six months ended April 30, 2002.

Prudential World Fund, Inc.      Prudential Jennison International Growth Fund
             Notes to Financial Statements April 30, 2002 (Unaudited) Cont'd.

      PIMS has advised the Series that they received approximately $23,400 and $4,800 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the six months ended April 30, 2002. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Series that for the six months ended April 30, 2002 it received approximately $145,700 and $5,200 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIMS, PI and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Series, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the six months ended April 30, 2002, the amounts of the commitment were as follows: $930 million from November 1, 2001 through December 31, 2001 and $500 million from January 1, 2002 through May 2, 2002. On May 3, 2002, the Funds renewed and amended the SCA, which effectively increased the banks' commitment to $800 million and allows the Funds to increase the commitment to $1 billion if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May 2, 2003. The Fund did not borrow any amounts pursuant to the SCA during the six months ended April 30, 2002.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the six months ended April 30, 2002 the Series incurred fees of approximately $168,500 for the services of PMFS. As of April 30, 2002 approximately $27,200 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      Effective November 1, 2001, the Fund pays networking fees to Prudential Securites, Inc. ('PSI'), an indirect, wholly-owned subsidiary of Prudential. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national mutual fund clearing system. The total amount paid to PSI during the six months ended April 30, 2002 was approximately $25,200 and is included in transfer agent's fees and expenses in the statement of operations.
                                                                          21

Prudential World Fund, Inc.      Prudential Jennison International Growth Fund
             Notes to Financial Statements April 30, 2002 (Unaudited) Cont'd.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 2002 aggregated $71,691,939 and $77,690,389, respectively.

Note 5. Tax Information
For federal income tax purposes, the Series had a capital loss carryforward as of October 31, 2001 of approximately $133,302,000 of which $13,222,000 expires in 2008 and $120,080,000 expires in 2009. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

      The United States federal income tax basis of the Series' investments and the net unrealized depreciation as of April 30, 2002 were as follows:

                                                            Total Net
                                                            Unrealized
   Tax Basis         Appreciation       Depreciation       Depreciation
----------------   ----------------   ----------------   ----------------
  $119,298,420        $7,445,450        $17,271,710         $9,826,260

      The difference between book and tax basis is primarily attributable to deferred losses on wash sales.

Note 6. Capital
The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 500 million authorized shares of $.01 par value common stock, divided equally into four classes, designated Class A, Class B, Class C and Class Z common stock.

Prudential World Fund, Inc.      Prudential Jennison International Growth Fund
             Notes to Financial Statements April 30, 2002 (Unaudited) Cont'd.

      Transactions in shares of common stock were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    ------------
Six months ended April 30, 2002:
Shares sold                                                   2,512,880    $ 11,441,391
Shares reacquired                                            (3,340,127)    (15,321,800)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (827,247)     (3,880,409)
Shares issued upon conversion from Class B                       34,255         157,862
                                                            -----------    ------------
Net increase (decrease) in shares outstanding                  (792,992)   $ (3,722,547)
                                                            -----------    ------------
                                                            -----------    ------------
Year ended October 31, 2001:
Shares sold                                                   9,949,221    $ 55,839,084
Shares reacquired                                           (13,074,286)    (76,447,782)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (3,125,065)    (20,608,698)
Shares issued upon conversion from Class B                      192,324       1,229,888
                                                            -----------    ------------
Net increase (decrease) in shares outstanding                (2,932,741)   $(19,378,810)
                                                            -----------    ------------
                                                            -----------    ------------
Class B
----------------------------------------------------------
Six months ended April 30, 2002:
Shares sold                                                     788,280    $  3,566,410
Shares reacquired                                            (1,892,365)     (8,581,675)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (1,104,085)     (5,015,265)
Shares reacquired upon conversion into Class A                  (34,738)       (157,862)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding                (1,138,823)   $ (5,173,127)
                                                            -----------    ------------
                                                            -----------    ------------
Year ended October 31, 2001:
Shares sold                                                   2,515,668    $ 15,696,768
Shares reacquired                                            (6,394,492)    (39,208,173)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (3,878,824)    (23,511,405)
Shares reacquired upon conversion into Class A                 (193,899)     (1,229,888)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding                (4,072,723)   $(24,741,293)
                                                            -----------    ------------
                                                            -----------    ------------

                                                                          23

Prudential World Fund, Inc.      Prudential Jennison International Growth Fund
             Notes to Financial Statements April 30, 2002 (Unaudited) Cont'd.

Class C                                                       Shares          Amount
----------------------------------------------------------  -----------    ------------
Six months ended April 30, 2002:
Shares sold                                                     712,888    $  3,196,088
Shares reacquired                                            (1,643,316)     (7,437,071)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding                  (930,428)   $ (4,240,983)
                                                            -----------    ------------
                                                            -----------    ------------
Year ended October 31, 2001:
Shares sold                                                   1,900,307    $ 11,370,515
Shares reacquired                                            (4,521,171)    (27,454,227)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding                (2,620,864)   $(16,083,712)
                                                            -----------    ------------
                                                            -----------    ------------
Class Z
----------------------------------------------------------
Six months ended April 30, 2002:
Shares sold                                                   2,695,306    $ 12,515,133
Shares reacquired                                            (2,260,866)    (10,514,055)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding                   434,440    $  2,001,078
                                                            -----------    ------------
                                                            -----------    ------------
Year ended October 31, 2001:
Shares sold                                                   7,732,646    $ 43,336,723
Shares reacquired                                            (8,838,640)    (49,141,665)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding                (1,105,994)   $ (5,804,942)
                                                            -----------    ------------
                                                            -----------    ------------

Prudential World Fund, Inc.      Prudential Jennison International Growth Fund
             Financial Highlights April 30, 2002 (Unaudited)

                                                                 Class A
                                       ------------------------------------------------------------
                                          Six Months               Year            March 1, 2000(b)
                                             Ended                 Ended               Through
                                       April 30, 2002(a)     October 31, 2001      October 31, 2000
--------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period                                      $  4.37               $  7.91              $  10.00
                                           --------              --------              --------
Income from investment operations:
Net investment loss                            (.02)                 (.06)                  (--)(e)
Net realized and unrealized gain
   (loss) on investment and foreign
   currency transactions                        .34                 (3.48)                (2.09)
                                           --------              --------              --------
      Total from investment
      operations                                .32                 (3.54)                (2.09)
                                           --------              --------              --------
Net asset value, end of period              $  4.69               $  4.37              $   7.91
                                           --------              --------              --------
                                           --------              --------              --------
TOTAL RETURN(c)                                7.32%               (44.68)%              (21.00)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)             $27,223               $28,860              $ 75,354
Average net assets (000)                    $28,546               $47,713              $ 85,757
Ratios to average net assets:
   Expenses, including distribution
   and service (12b-1) fees(f)                 2.01%(d)              1.73%                 1.56%(d)
   Expenses, excluding distribution
   and service (12b-1) fees                    1.76%(d)              1.48%                 1.31%(d)
   Net investment loss                        (1.01)%(d)             (.86)%                 (--)(d)
For Class A, B, C and Z shares:
   Portfolio turnover rate(g)                    66%                   63%                   61%

------------------------------
(a) Calculated based upon average shares outstanding during the period.
(b) Commencement of investment operations.
(c) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(d) Annualized.
(e) Less than $.005 per share.
(f) The distributor of the Series agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average net assets of the Class A shares.
(g) Portfolio turnover for periods less than one full year are not annualized.

    See Notes to Financial Statements                                     25

Prudential World Fund, Inc.      Prudential Jennison International Growth Fund
             Financial Highlights April 30, 2002 (Unaudited) Cont'd.

                                                                 Class B
                                       ------------------------------------------------------------
                                          Six Months               Year            March 1, 2000(b)
                                             Ended                 Ended               Through
                                       April 30, 2002(a)     October 31, 2001      October 31, 2000
---------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period                                      $  4.32               $  7.87              $  10.00
                                           --------              --------          ----------------
Income from investment operations:
Net investment loss                            (.04)                 (.11)                 (.05)
Net realized and unrealized gain
   (loss) on investment and foreign
   currency transactions                        .33                 (3.44)                (2.08)
                                           --------              --------          ----------------
      Total from investment
      operations                                .29                 (3.55)                (2.13)
                                           --------              --------          ----------------
Net asset value, end of period              $  4.61               $  4.32              $   7.87
                                           --------              --------          ----------------
                                           --------              --------          ----------------
TOTAL RETURN(c)                                6.71%               (45.04)%              (21.40)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)             $53,296               $54,810              $131,919
Average net assets (000)                    $55,018               $87,731              $147,626
Ratios to average net assets:
   Expenses, including distribution
   and service (12b-1) fees                    2.76%(d)              2.48%                 2.31%(d)
   Expenses, excluding distribution
   and service (12b-1) fees                    1.76%(d)              1.48%                 1.31%(d)
   Net investment loss                        (1.75)%(d)            (1.60)%                (.78)%(d)

------------------------------
(a) Calculated based upon average shares outstanding during the period.
(b) Commencement of investment operations.
(c) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(d) Annualized.

    26                                     See Notes to Financial Statements

Prudential World Fund, Inc.      Prudential Jennison International Growth Fund
             Financial Highlights April 30, 2002 (Unaudited) Cont'd.

                                                                 Class C
                                       ------------------------------------------------------------
                                          Six Months               Year            March 1, 2000(b)
                                             Ended                 Ended               Through
                                       April 30, 2002(a)     October 31, 2001      October 31, 2000
---------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period                                      $  4.32               $  7.87              $  10.00
                                           --------              --------              --------
Income from investment operations:
Net investment loss                            (.04)                 (.12)                 (.05)
Net realized and unrealized gain
   (loss) on investment and foreign
   currency transactions                        .33                 (3.43)                (2.08)
                                           --------              --------              --------
      Total from investment
      operations                                .29                 (3.55)                (2.13)
                                           --------              --------              --------
Net asset value, end of period              $  4.61               $  4.32              $   7.87
                                           --------              --------              --------
                                           --------              --------              --------
TOTAL RETURN(c)                                6.71%               (45.04)%              (21.40)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)             $21,348               $24,004              $ 64,362
Average net assets (000)                    $22,998               $41,057              $ 79,138
Ratios to average net assets:
   Expenses, including distribution
   and service (12b-1) fees                    2.76%(d)              2.48%                 2.31%(d)
   Expenses, excluding distribution
   and service (12b-1) fees                    1.76%(d)              1.48%                 1.31%(d)
   Net investment loss                        (1.77)%(d)            (1.61)%                (.74)%(d)

------------------------------
(a) Calculated based upon average shares outstanding during the period.
(b) Commencement of investment operations.
(c) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(d) Annualized.

    See Notes to Financial Statements                                     27

Prudential World Fund, Inc.      Prudential Jennison International Growth Fund
             Financial Highlights April 30, 2002 (Unaudited) Cont'd.

                                                                 Class Z
                                       ------------------------------------------------------------
                                          Six Months               Year            March 1, 2000(b)
                                             Ended                 Ended               Through
                                       April 30, 2002(a)     October 31, 2001      October 31, 2000
---------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period                                      $  4.39               $  7.92              $  10.00
                                            -------              --------              --------
Income from investment operations:
Net investment income (loss)                   (.01)                 (.06)                  .01
Net realized and unrealized gain
   (loss) on investment and foreign
   currency transactions                        .33                 (3.47)                (2.09)
                                            -------              --------              --------
   Total from investment operations             .32                 (3.53)                (2.08)
                                            -------              --------              --------
Net asset value, end of period              $  4.71               $  4.39              $   7.92
                                            -------              --------              --------
                                            -------              --------              --------
TOTAL RETURN(c)                                7.29%               (44.50)%              (20.90)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)             $ 8,556               $ 6,065              $ 19,703
Average net assets (000)                    $ 8,306               $13,805              $ 22,320
Ratios to average net assets:
   Expenses, including distribution
   and service (12b-1) fees                    1.76%(d)              1.48%                 1.31%(d)
   Expenses, excluding distribution
   and service (12b-1) fees                    1.76%(d)              1.48%                 1.31%(d)
   Net investment income (loss)                (.61)%(d)             (.59)%                 .23%(d)

------------------------------
(a) Calculated based upon average shares outstanding during the period.
(b) Commencement of investment operations.
(c) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(d) Annualized.

    28                                     See Notes to Financial Statements
www.prudential.com    (800) 225-1852

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Directors
Delayne Dedrick Gold
Robert F. Gunia
Robert E. La Blanc
David R. Odenath, Jr.
Judy A. Rice
Robin B. Smith
Stephen Stoneburn
Nancy H. Teeters
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Jonathan D. Shain, Secretary
Marguerite E.H. Morrison, Assistant Secretary

Manager
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Distributor
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004-2498

Fund Symbols    Nasdaq     CUSIP
------------    ------     -----
    Class A     PJRAX    743969859
    Class B     PJRBX    743969867
    Class C     PJRCX    743969875
    Class Z      N/A     743969883

The views expressed in this report and
information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of April 30, 2002, were not audited and, accordingly, no auditor's opinion is expressed on them.

PRUDENTIAL (LOGO)

Fund Symbols	Nasdaq 	CUSIP
------------    ------  -----
    Class A    PJRAX    743969859
    Class B    PJRBX    743969867
    Class C    PJRCX    743969875
    Class Z    N/A      743969883

MF190E2    IFS-A071804

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.